As filed with the SEC on March 9, 2009.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09010

TRANSAMERICA INVESTORS, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq., P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 - December 31, 2008

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

Annual Report

December 31, 2008

www.transamericafunds.com

Customer Service 1-800-89-ASK-US (1-800-892-7587)

P.O. Box 219427 • Kansas City, MO 64121-9427

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica Premier Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future.  We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  Both equity and fixed-income markets have experienced extreme volatility and accelerating downward pricing pressure over the past twelve months as a credit crisis has had profound effects on the financial markets and has spilled over into the global economy.  Oil prices rose dramatically throughout the first seven months of 2008 and have fallen precipitously since then as the global economy has struggled and demand has declined.  The Federal Reserve has lowered the federal funds rate during the past twelve months from 4.25% at the beginning of January 2008 to a range of 0% - 0.25% in December 2008 as it has sought to provide liquidity in a difficult market environment. The Treasury department has also been taking an active role in an effort to stabilize the markets, including the initiation of the Temporary Money Market Guarantee program and the Troubled Assets Relief Program (TARP).  The job market continues to struggle, as non-farm payrolls have weakened and the unemployment rate rose to 7.2% by year’s end.  In this environment, investors have flocked to money market instruments and Treasuries in a flight to quality.  Many funds have struggled to produce positive returns.  For the twelve months ended December 31, 2008, the Dow Jones Industrial Average returned (31.93%), the Standard & Poor’s 500 Index returned (37.00%), and the Barclays Capital Aggregate U.S. Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index) returned 5.24%.  Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica Premier Funds	Transamerica Premier Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Premier Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Premier Funds.

Transamerica Premier Diversified Equity Fund

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors.  As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank.  The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost.  Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Diversified Equity Fund, Investor Class returned (40.93)%.  By comparison its benchmark, the Standard and Poor’s 500 Composite Stock Index, returned (37.00)%.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology and consumer discretionary sectors. Also pressuring relative performance were the portfolio’s underweight positions in better-performing sectors like health care and consumer staples.

Within technology, strong demand for Apple, Inc.’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and continue to gain market share.

Another significant detractor from relative performance was CME Group, Inc., an electronic derivatives exchange. Although CME is the leader in this segment, a slowdown in the company’s monthly trading volumes compared to rapid volume growth in 2007 caused the stock to sell off. We believe CME will continue to gain market share with development of several new exchange traded products and maintained our position.

On the upside, the portfolio’s relative results benefited from stock selection in the financials (e.g., Plum Creek Timber, Co., Inc.) and materials (e.g., Sigma-Aldrich Corp.) sectors.   Plum Creek, a real estate investment trust (“REIT”), owns and manages timberlands in the U.S and benefited from its status as the largest private landholder in the U.S. The company plans to sell much of its higher-quality, higher-priced acreage for conservation, residential and recreational uses.

Although Sigma is technically a chemicals company, it serves the healthcare industry by providing chemical products and kits used in scientific, genomic, pharmaceutical and biotech research. We believe a stable business model, expanding margins and strong cash flow bode well for this company.

Gary U. Rollé, CFA

Geoffrey I. Edelstein, CFA, CIC

Kirk R. Feldhus

Thomas E. Larkin, III

John D. Lawrence, CFA

Peter O. Lopez

Co-Portfolio Managers

Transamerica Investment Management, LLC

Transamerica Premier Funds	Annual Report 2008

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date
Investor Class	(40.93)%	(1.18)%	0.35%	0.89%	04/01/1998
S&P 500*	(37.00)%	(2.19)%	(1.38)%	(0.17)%	04/01/1998

NOTES

*    The Standard and Poor’s 500 Composite Stock (“S&P 500”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Equity Fund

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors.  As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank.  The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost.  Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Equity Fund, Investor Class returned (44.74)%. By comparison its primary and secondary benchmarks, the Russell 1000® Growth Index and the Standard and Poor’s 500 Composite Stock Index, returned (38.44)% and (37.00)%, respectively.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology and consumer discretionary sectors. Also pressuring relative performance were the portfolio’s underweight position in the consumer staples sector and an overweight position in the financials sector.

Within technology, strong demand for Apple, Inc.’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and continue to gain market share. We were not as optimistic about Research In Motion, Ltd., one of the largest detractors from relative performance. This maker of the BlackBerry wireless platform has fallen behind in its technology for phones, prompting us to liquidate our position.

Another significant detractor from relative performance was CME Group, Inc., an electronic derivatives exchange. Although CME is the leader in this segment, a slowdown in the company’s monthly trading volumes compared to rapid volume growth in 2007 caused the stock to sell off. We believe CME will continue to gain market share with development of several new exchange traded products and maintained our position.

On the upside, the portfolio’s relative results benefited from an underweight position versus the index in the poorly performing energy sector and strong individual stock selection within the healthcare and materials sectors (e.g., Gilead Sciences, Inc. and Praxair, Inc.). A biotech company that develops therapeutic treatments for infectious, life-threatening diseases such as HIV, Gilead proved resilient to the economic downturn. Generally speaking, Gilead’s products are not price sensitive, patent dependent or threatened by competition. We believe we will see continued strength in the stock.  Praxair is a worldwide producer and distributor of industrial gases. The inherent defensiveness of the industrial gases sector, as well as a backlog of new projects that has virtually locked in sales and earnings growth through 2010, provided stability for Praxair during the period.

Gary U. Rollé, CFA

Geoffrey I. Edelstein, CFA, CIC

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Erik U. Rollé

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date
Investor Class	(44.74)%	(1.78)%	(1.56)%	5.90%	10/02/1995
Russell 1000 Growth *	(38.44)%	(3.42)%	(4.27)%	3.14%	10/02/1995
S&P 500*	(37.00)%	(2.19)%	(1.38)%	5.15%	10/02/1995

NOTES

* The Russell 1000® Growth Index and Standard and Poor’s 500 Composite Stock (“S&P 500”) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Focus Fund

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors.  As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank.  The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost.  Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Focus Fund, Investor Class returned (41.19)%.  By comparison its benchmark, the Standard and Poor’s 500 Composite Stock Index, returned (37.00)%.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of losses for individual holdings in the information technology and health care sectors (e.g., Apple, Inc. and Nvidia, Inc.). An underweight position in consumer staples also held back relative results.

Although sales for Apple, Inc.’s marquee products during the period remained strong, the effects were negated by speculation of a change in management. We believe Apple will continue to capture market share by launching new cutting-edge personal technology devices, and maintained our position in the stock.

Video graphics chipmaker NVIDIA Corp. also traded lower, pressured by declining profits, growing competition and a decline in video game sales.  We eliminated the position in the portfolio.

One of the largest individual detractors was Nighthawk Radiology Holdings, a provider of off-hours emergent radiologic interpretations to doctors’ offices and hospitals. The stock declined when the company lost several key contracts to competitors and experienced a change in management. We believe Nighthawk is positioned to benefit from growing demand for telemedicine (the transfer of medical information via telephone, the Internet or other networks for consulting purposes) and maintained our position.

Meanwhile, strong returns delivered by select holdings in the consumer discretionary and industrials sectors (e.g., Strayer Education, Inc., and CH Robinson Worldwide, Inc.) bolstered the portfolio’s relative performance. Also aiding relative results was a relatively high cash position (i.e., 12% average for the year).  Strayer is a provider of undergraduate and graduate degree programs in traditional classroom settings, and over the Internet. Despite initial worries about limited access to student loans, investors gained confidence in Strayer upon learning that the majority of its funding comes from government-backed loans. The stock also benefited from strong enrollment growth and a tuition increase.  CH Robinson, a freight logistics company, advanced as demand for its transportation services prevailed over shrinking margins resulting from higher fuel costs. In addition, the company continued to take market share from competitors.

Edward S. Han

Kirk J. Kim

Joshua D. Shaskan, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Investor Class	(41.19)%	0.06%	(0.41)%	6.89%	7/1/1997
S&P 500*	(37.00)%	(2.19)%	(1.38)%	1.87%	7/1/1997

NOTES

* The Standard and Poor’s 500 Composite Stock (“S&P 500”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Growth Opportunities Fund

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors.  As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank.  The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost.  Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Growth Opportunities Fund, Investor Class returned (40.85)%.  By comparison its primary and secondary benchmarks, the Russell 2500® Growth Index and the Russell Midcap® Growth Index, returned (41.50)% and (44.32)%, respectively.

STRATEGY REVIEW

A modest cash position bolstered the portfolio’s relative results, as did an underweight position in the energy sector. Select holdings in the industrials and financials sectors (e.g., CH Robinson Worldwide, Inc. and Signature Bank) also contributed to outperformance.

CH Robinson advanced during the period as demand for its transportation services overcame shrinking margins resulting from higher fuel costs. In addition, the company continued to take market share from competitors.  Signature Bank, a full-service commercial bank, took market share and accelerated growth by hiring employees away from two competitors as they merged.

Making the largest individual positive contribution to relative performance was Strayer Education, Inc., a provider of undergraduate and graduate degree programs in traditional classroom settings, as well as over the Internet. Despite initial worries about limited access to student loans, investors gained confidence in Strayer upon learning that the majority of its funding comes from government-backed loans. The stock also benefited from strong enrollment growth and a tuition increase.

An underweight position in the consumer staples sector and weak stock selection within the health care and information technology sectors (e.g., Intuitive Surgical, Inc. and Sirf Technology Holdings, Inc.) detracted from performance.  Intuitive develops surgical tools and devices that enable a surgeon’s movements to be more precise. Despite strong financial results and the continued adoption of robotic surgery, investors sold the stock indiscriminately when other high-quality, high-multiple stocks declined. We maintained our position in the stock based on our thesis that the company’s devices enable doctors to be more productive and we believe that demand for its products will therefore remain strong throughout the economic crisis.  We liquidated our position in Sirf, a maker of global positioning systems (“GPS”) and chips, midway through the year.  Demand for its more-precise technology failed to meet our expectations.

Edward S. Han

John J. Huber, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Investor Class	(40.85)%	0.13%	2.08%	9.25%	07/01/1997
Russell 2500 Growth *	(41.50)%	(2.24)%	0.75%	1.54%	07/01/1997
Russell Midcap Growth *	(44.32)%	(2.33)%	(0.19)%	2.19%	07/01/1997

NOTES

* The Russell 2500® Growth Index and Russell Midcap® Growth Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Balanced Fund

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008, was exceptionally challenging for investors.  As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank.  The financial markets responded to these events with substantial losses.

The credit problems in the financial sector and a near-freeze in the funding market prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

The poor credit market and economic environment spawned a flight from higher-risk assets such as stocks and corporate bonds to the relative safety of U.S. government-backed securities. Increasing demand for Treasuries drove prices higher and, because they move in opposition, yields lower. As the risk aversion escalated, the difference between Treasury and non-government yields, in some cases, reached record levels.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost.  Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Balanced Fund, Investor Class returned (33.27)%.  By comparison its primary and secondary benchmarks, Standard and Poor’s 500 Composite Stock Index (“S&P 500”) and Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Bond Index (“BCGC”), returned (37.00)% and 5.70%, respectively.

STRATEGY REVIEW

On the equity side, the portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology (e.g., Apple, Inc.) and consumer discretionary (e.g., Daimler AG) sectors as well as an underweight position in consumer staples, the sector that experienced the smallest decline.

Within technology, strong demand for Apple’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and continue to gain market share.  We also maintained our position in Tyco Electronics, Ltd., a maker of connectors for the auto, aerospace and telephony industries.   We believe the company is growing at a healthy rate for a quasi-industrial company.  Daimler suffered during the year due primarily to the downward trend in auto sales worldwide and the lack of financing available to consumers.

Helping to offset some of the underperformance was WW Grainger, Inc., a distributor of industrial maintenance and repair supplies.  It benefited from a number of new improvement projects and expansion into new markets.

On the fixed-income side, a shorter-than-index duration as well as an overweighting of non-government sectors (i.e., investment-grade corporate securities and agency mortgage securities), which lagged the Treasury sector, was the primary source of underperformance.   Among investment-grade corporate bonds, we had no exposure to the most distressed companies in the troubled financial services sector.  On the mortgage side, our emphasis was on short-duration agency collateralized mortgage obligations, which were less volatile than other mortgage securities. As the credit crisis expanded to other parts of the market and world, we pared back our exposure to corporates.

Gary U. Rollé, CFA

Geoffrey I. Edelstein, CFA, CIC

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Erik U. Rollé

Greg D. Haendel, CFA

Derek S. Brown, CFA

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Investor Class	(33.27)%	(0.51)%	2.69%	7.76%	10/02/1995
S&P 500*	(37.00)%	(2.19)%	(1.38)%	5.15%	10/02/1995
Barclays Capital U.S. Government/Credit Bond Index*	5.70%	4.64%	5.64%	6.28%	10/02/1995

NOTES

* The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) and Barclays Capital U.S. Government/Credit Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier High Yield Bond Fund

(unaudited)

MARKET ENVIRONMENT

The sub-prime mortgage meltdown of 2007 continued to create problems in 2008, triggering unprecedented volatility in the financial markets and escalating to a full-blown credit crisis. As the situation deteriorated, several major financial institutions were either forced into bankruptcy or into the arms of more stable competitors.

In the second half of the year, it became apparent that the credit crisis had spread to banking systems in Europe and Asia, and fears of a global recession escalated. Governments around the world responded by implementing a number of fiscal and monetary programs. For example, both the U.K. and China announced multi-billion dollar stimulus packages in an attempt to revive their economies.  In the U.S., these stimulative measures included a $700 billion financial rescue package, an unprecedented reduction in short-term interest rates, and commercial paper and bank debt guarantee programs, among others.  During the final months of the year, however, unemployment continued to rise, credit availability for both consumers and businesses declined, consumer spending decelerated, and manufacturing slowed, suggesting more time and more stimulus may be necessary.

The poor market environment spawned a flight from higher-risk assets such as stocks and corporate bonds to the relative safety of U.S. government-backed securities. Within the fixed-income markets, high-yield bonds bore the brunt of this negative sentiment, as bank failures and illiquid credit markets led to greater refinancing risk. These developments caused the difference between Treasury and non-government yields (i.e., yield spreads) to reach record levels. In the final weeks of the year, sentiment around high-yield bonds improved when the federal government approved bank holding status for GMAC, the financing arm of General Motors, allowing the company to receive funding through the government’s $700 billion bank rescue package. Because the auto sector represents a large segment of the high-yield market, the GMAC news was modestly reassuring, but ultimately not significant enough to turn the tide.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier High Yield Bond Fund, Investor Class returned (25.19)%.  By comparison it’s primary and secondary benchmarks, the Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index (“ML High Yield BB-B”) and the Merrill Lynch U.S. High-Yield, Cash Pay Index (“MLHYCP”), returned (23.63)% and (26.21)%, respectively.

STRATEGY REVIEW

Because of the growing aversion to risk, high-yield bonds particularly vulnerable to default suffered the sharpest declines in value during the period. We consequently reduced the portfolio’s allocation to lower-rated (i.e., CCC-rated) bonds and increased our exposure to BB-rated securities that we felt possessed greater cash flow and liquidity. While our investment approach is to focus on individual companies rather than ratings, the characteristics we look for in an issuer generally tend to steer us into B-rated bonds.

In terms of individual holdings, the two largest contributors to the portfolio’s relative performance were Merrill Lynch & Co., Inc. and PNA Group, Inc. Specifically, we purchased Merrill Lynch bonds that can be put (i.e., may be redeemed before maturity and receive full face value) 30 days after the closing of the Bank of America Corp. merger. Our holdings in steel distributor PNA Group benefited when the company was purchased by Reliance Steel & Aluminum Co. and the bonds were tendered.

The two most significant detractors from relative results were Seitel, Inc. and Algoma Steel. Seitel is a provider of seismic data and related geophysical expertise to the petroleum industry. As natural gas prices fell during the year, the company’s prospects for additional seismic data sales began to wane. Going forward, we believe an increased focus in the U.S. on oil shale fields and high decline rates of natural gas production will cause gas prices to stabilize and eventually recover, benefiting Seitel. Algoma Steel is a fully integrated steel producer. As the economic outlook dimmed in the second half of the year, steel prices tumbled. With an increased focus on infrastructure in North America, we are confident that the outlook for steel will improve.

To a lesser degree, the portfolio’s relative performance was hindered by our lack of exposure to the automakers, which as mentioned above, saw their bonds increase in value toward the end of the period. These issuers account for roughly 5% of our benchmark index.

Brian W. Westhoff, CFA

Kirk J. Kim

Peter O. Lopez

Derek S. Brown, CFA

Greg D. Haendel, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	5 Years	10 Years	From Inception	Inception Date

Investor Class	(25.19)%	(1.40)%	1.53%	1.51%	07/01/1998
Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated*	(23.63)%	(0.28)%	2.47%	2.35%	07/01/1998
Merrill Lynch U.S. High Yield, Cash Pay*	(26.21)%	(0.84)%	2.27%	2.08%	07/01/1998
Institutional Class	(25.13)%	(1.17)%	1.74%	1.70%	07/01/1998

NOTES

* The Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index and the Merrill Lynch U.S. High Yield, Cash Pay Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Institutional Bond Fund

(unaudited)

MARKET ENVIRONMENT

The sub-prime mortgage meltdown of 2007 continued to create problems in 2008, triggering unprecedented volatility in the financial markets and escalating to a full-blown credit crisis. As the situation deteriorated, several major financial institutions were either forced into bankruptcy or into the arms of more stable competitors.

In the second half of the year, it became apparent that the credit crisis had spread to banking systems in Europe and Asia, and fears of a global recession escalated. Governments around the world responded by implementing a number of fiscal and monetary programs. For example, both the U.K. and China announced multi-billion dollar stimulus packages in an attempt to revive their economies. In the U.S., these stimulative measures included a $700 billion financial rescue package, an unprecedented reduction in short-term interest rates, and commercial paper and bank debt guarantee programs, among others.  During the final months of the year, however, unemployment continued to rise, credit availability for both consumers and businesses declined, consumer spending decelerated, and manufacturing slowed, suggesting more time and more stimulus may be necessary.

The poor market environment spawned a flight from higher-risk assets such as stocks and corporate bonds to the relative safety of U.S. government-backed securities.  Increasing demand for Treasuries drove prices higher and, because they move in opposition, yields lower.  For most corporate bonds, the opposite occurred; as demand decreased due to credit concerns, prices dropped. In some cases, the difference between Treasury and non-government yields (i.e., yield spreads) reached record levels.

Within the mortgage sector, yield spreads on mortgage-backed securities issued by government agencies (e.g., Fannie Mae) widened slightly; however, the implicit government guarantee of these bonds, along with the government’s effort to manipulate mortgage rates, generally enabled the bonds to outperform most other non-Treasury asset classes.   For corporate bonds, the lowest-quality bonds saw the greatest increase in yield spreads.

As the year came to an end, the unprecedented amount of fiscal and monetary stimulus began to work.  Financials markets, specifically the credit markets, starting showing signs of stabilization and even a slight recovery.  Although the economy remains in a recession, these early signs are encouraging.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Institutional Bond Fund, Institutional Class returned 0.56%.  By comparison its benchmark, Barclays Capital (formerly Lehman Brothers) Aggregate U.S. Bond Index, returned 5.24%.

STRATEGY REVIEW

The portfolio’s underperformance is a result of a shorter-than-index duration as well as modest overweightings in the corporate and high-yield bond sectors. However, as the credit crisis worsened, we pared back our exposure to both sectors early in the year. Meanwhile, we increased the portfolio’s weighting to government agency mortgage-backed securities after the government takeover of mortgage finance giants Fannie Mae and Freddie Mac. Agency mortgages performed well thereafter and hence added to the portfolio’s performance.

In terms of industry exposure, the portfolio was underweight homebuilders, autos, paper and forest products, healthcare, consumer cyclicals, brokers, and monoline financial companies. We had a small overweighting to large money-center banks due to our expectation that they would gain market share over their failing competitors and due to the large amount of government support provided by the government.  We avoided exposure to the large thrifts and brokerages that imploded during the period. A negative outlook for consumer spending convinced us to reduce the portfolio’s allocation to consumer cyclicals. Industrials, capital goods, and consumer staples were some of the sectors in which the portfolio was overweight, as we believe products and goods in these sectors will benefit from the pending infrastructure build-out in the U.S. and continued demand for basic consumer staples.

Derek S. Brown, CFA

Greg D. Haendel, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	From Inception	Inception Date

Institutional Class	0.56%	2.71%	02/01/2005
Barclays Capital Aggregate U.S. Bond Index*	5.24%	4.67%	02/01/2005

NOTES

* The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Institutional Equity Fund

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors.  As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank.  The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost.  Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Institutional Equity Fund, Institutional Class returned (43.92)%.  By comparison its primary and secondary benchmarks, the Russell 1000® Growth Index and the Standard and Poor’s 500 Composite Stock Index, returned (38.44)% and (37.00)%, respectively.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology and consumer discretionary sectors. Also pressuring relative performance were the portfolio’s underweight position in the consumer staples sector and an overweight position in the financials sector.

Within technology, strong demand for Apple, Inc.’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and we believe will continue to gain market share. We were not as optimistic about Research in Motion, Ltd., one of the largest detractors from relative performance. This maker of the BlackBerry wireless platform has fallen behind in its technology for phones, prompting us to liquidate our position.

Another significant detractor from relative performance was CME Group, Inc., an electronic derivatives exchange. Although CME is the leader in this segment, a slowdown in the company’s monthly trading volumes compared to rapid volume growth in 2007 caused the stock to sell off. We believe CME will continue to gain market share with development of several new exchange traded products and maintained our position.

On the upside, the portfolio’s relative results benefited from an underweight position versus the index in the poorly performing energy sector and strong individual stock selection within the healthcare and materials sectors (e.g., Gilead Sciences, Inc. and Praxair, Inc.). A biotech company that develops therapeutic treatments for infectious, life-threatening diseases such as HIV, Gilead proved resilient to the economic downturn. Generally speaking, Gilead’s products are not price sensitive, patent dependent or threatened by competition. We believe we will see continued strength in the stock.  Praxair is a worldwide producer and distributor of industrial gases. The inherent defensiveness of the industrial gases sector, as well as a backlog of new projects that has virtually locked in sales and earnings growth through 2010, provided stability for Praxair during the period.

Gary U. Rollé, CFA

Geoffrey I. Edelstein, CFA, CIC

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Erik U. Rollé

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	From Inception	Inception Date

Institutional Class	(43.92)%	(2.02)%	06/01/2004
Russell 1000 Growth *	(38.44)%	(4.03)%	06/01/2004
S&P 500*	(37.00)%	(2.69)%	06/01/2004

NOTES

* The Russell 1000® Growth Index and Standard and Poor’s 500 Composite Stock (“S&P 500”) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Institutional Small Cap Value Fund

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008, was exceptionally challenging for investors.  As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank.  The financial markets responded to these events with substantial losses.  Small cap stocks fell notably less than their large-cap counterparts during the year, with the Russell 2000® Index down 33.79% and the S&P SmallCap 600 Index down 31.99%. By contrast, the Russell 1000® Index and the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), two large-stock measures, declined 37.60% and 37.00%, respectively.

The credit problems in the financial sector and a near-freeze in the funding market prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost.  Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Institutional Small Cap Value Fund, Institutional Class returned (37.01)%.  By comparison its primary and secondary benchmarks, the Russell 2000® Value Index and the Russell 2500® Value Index, returned (28.92)% and (31.99)%, respectively.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of losses suffered by individual holdings in the energy (e.g., Global Industries, Ltd.) and industrials (e.g., Aegean Marine Petroleum Network, Inc.) sectors.

Global Industries is an oil services provider catering to the offshore oil and gas industry. Performance was hurt by excessive costs incurred from downtime due to bad weather, issues surrounding port clearance, and delays in obtaining support vessels and equipment from its customers. We opted to liquidate our position in favor of other, more attractive investment ideas.  We also sold Aegean, the portfolio’s single largest relative detractor.  Aegean is a logistics company that provides fueling services to ocean-going and coastal vessels. Collapsing demand for the transportation of iron, steel and other commodities transported by ship weighed heavily on the stock.

Helping to limit the portfolio’s underperformance were the strong returns delivered by select holdings in the materials (i.e., Zep, Inc.) and financials (e.g., Ezcorp, Inc.) sectors.  Zep is a manufacturer of cleaning and maintenance solutions for commercial, industrial, institutional and consumer end-markets. The company’s clients — hotels, hospitals and other large institutions — view Zep products as a more efficient and cost-effective way to clean their facilities. In the current economic environment, corporations need to keep costs down, convincing us demand for Zep’s products will remain solid.

Through its network of pawnshops, Ezcorp provides credit to individuals unable to get it through traditional banks. As economic conditions deteriorated and more jobs were lost, many consumers were forced to seek alternative personal financing solutions. This trend pushed Ezcorp higher during the period.

Jeffrey J. Hoo, CFA

Joshua D. Shaskan, CFA

John D. Lawrence, CFA

Scott L. Dinsdale, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	Since Inception	Inception Date
Institutional Class	(37.01)%	2.98%	02/01/2005
Russell 2000 Value *	(28.92)%	(3.71)%	02/01/2005
Russell 2500 Value *	(31.99)%	(4.25)%	02/01/2005

NOTES

* The Russell 2000® Value Index and Russell 2500® Value Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Institutional Diversified Equity Fund

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors.  As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank.  The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost.  Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Institutional Diversified Equity Fund, Institutional Class returned (40.98)%.  By comparison its benchmark, the Standard and Poor’s 500 Composite Stock Index, returned (37.00)%.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology (e.g., Apple, Inc. and Tyco Electronics, Ltd.) and consumer discretionary (e.g. BorgWarner, Inc.) sectors. Also pressuring relative performance were the portfolio’s underweight positions in better-performing sectors like health care and consumer staples.  Apple was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and we believe will continue to gain market share.  Tyco, a maker of connectors for the auto, aerospace and telephony industries, has seen its stock price decline primarily due to its association with the auto industry.  We believe that the company is growing at a healthy rate for a quasi-industrial company and have maintained our position.

On the upside, the portfolio’s relative results benefited from stock selection in the financials (e.g., Plum Creek Timber, Co., Inc.) and materials (e.g., Sigma-Aldrich Corp.) sectors.   Plum Creek, a real estate investment trust (“REIT”), owns and manages timberlands in the U.S and benefited from its status as the largest private landholder in the U.S. The company plans to sell much of its higher-quality, higher-priced acreage for conservation, residential and recreational uses. Another positive for the stock: President-elect Obama introduced the largest public works spending program since the interstate highway system.

Although Sigma is technically a chemicals company, it serves the healthcare industry by providing chemical products and kits used in scientific, genomic, pharmaceutical and biotech research. We believe a stable business model, expanding margins and strong cash flow bode well for this company.

Gary U. Rollé, CFA

Geoffrey I. Edelstein, CFA, CIC

Kirk R. Fedlhus

Thomas E. Larkin, III

John D. Lawrence, CFA

Peter O. Lopez

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 12/31/2008

	1 Year	From Inception	Inception Date
Institutional Class	(40.98)%	(3.47)%	02/01/2005
S&P 500*	(37.00)%	(4.72)%	02/01/2005

NOTES

* The Standard and Poor’s 500 Composite Stock (“S&P 500”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. You cannot directly invest in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses. The following Examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other funds. The Examples are based on an investment of $1,000 invested at July 1, 2008 and held for the entire period until December 31, 2008.

ACTUAL EXPENSES

The second and third columns in the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fourth and fifth column in the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the fifth column under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value (Hypothetical) (b)	Expenses Paid During Period (Hypothetical) (b)	Annualized Expense Ratio (b)
Transamerica Premier Diversified Equity Fund
Investor Class	$1,000.00	$687.70	$4.88	$1,019.36	$5.84	1.15%

Transamerica Premier Equity Fund
Investor Class	1,000.00	648.95	4.77	1,019.36	5.84	1.15

Transamerica Premier Focus Fund
Investor Class	1,000.00	694.81	5.96	1,018.10	7.10	1.40

Transamerica Premier Growth Opportunities Fund
Investor Class	1,000.00	684.98	5.93	1,018.10	7.10	1.40

Transamerica Premier Balanced Fund
Investor Class	1,000.00	747.69	4.83	1,019.61	5.58	1.10

Transamerica Premier High Yield Bond Fund
Institutional Class	1,000.00	765.03	2.88	1,021.87	3.30	0.65
Investor Class	1,000.00	765.12	3.99	1,020.61	4.57	0.90

Transamerica Premier Cash Reserve Fund
Investor Class	1,000.00	1,010.66	1.26	1,023.88	1.27	0.25

Transamerica Premier Institutional Bond Fund
Institutional Class	1,000.00	1,002.73	2.27	1,022.87	2.29	0.45

Transamerica Premier Institutional Equity Fund
Institutional Class	1,000.00	655.33	3.12	1,021.37	3.81	0.75

Transamerica Premier Institutional Small Cap Value Fund
Institutional Class	1,000.00	604.30	3.43	1,020.86	4.32	0.85

Transamerica Premier Institutional Diversified Equity Fund
Institutional Class	1,000.00	684.67	3.18	1,021.37	3.81	0.75

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)	5% return per year before expenses.

Graphical Presentation of the Schedules of Investments

At December 31, 2008

(percentage breakdown of the Funds’ total investment securities)

(unaudited)

Transamerica Premier Diversified Equity Fund

by Sector

Transamerica Premier Focus Fund

by Sector

Transamerica Premier Equity Fund

by Sector

Transamerica Premier Growth Opportunities Fund by

Sector

The percentage breakdown of the Short-term category includes Securities Lending Collateral.

Transamerica Premier Balanced Fund

by Asset Type

Transamerica Premier Cash Reserve Fund

by Maturity Distribution (in days)

Transamerica Premier High Yield Bond Fund

by Bond Credit Quality (Moody Ratings)

Transamerica Premier Institutional Bond Fund

by Asset Type

The percentage breakdown of the Short-term category includes Securities Lending Collateral.

Transamerica Premier Institutional Equity Fund

by Sector

Transamerica Premier Institutional Diversified Equity Fund

by Sector

Transamerica Premier Institutional Small Cap Value Fund
by Sector

The percentage breakdown of the Short-term category includes Securities Lending Collateral.

Transamerica Premier Diversified Equity Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.0%)
Aerospace & Defense (7.0%)
Boeing Co.	44,000	$1,877
Lockheed Martin Corp.	75,000	6,306
Precision Castparts Corp.	90,000	5,353
Air Freight & Logistics (2.6%)
CH Robinson Worldwide, Inc. ^	40,000	2,201
Expeditors International of Washington, Inc. ^	85,000	2,828
Auto Components (3.8%)
BorgWarner, Inc. ^	200,000	4,354
Johnson Controls, Inc.	170,000	3,087
Automobiles (0.9%)
Daimler AG ^	45,000	1,723
Beverages (1.1%)
PepsiCo, Inc.	40,000	2,191
Capital Markets (10.0%)
BlackRock, Inc. -Class A ^	47,000	6,305
Charles Schwab Corp.	350,000	5,660
Merrill Lynch & Co., Inc. ^	210,000	2,444
T. Rowe Price Group, Inc. ^	140,000	4,962
Chemicals (6.3%)
Ecolab, Inc.	130,000	4,570
Monsanto Co.	30,000	2,111
Sigma-Aldrich Corp. ^	135,000	5,702
Communications Equipment (1.7%)
Qualcomm, Inc.	90,000	3,225
Computers & Peripherals (6.3%)
Apple, Inc. ‡ ^	62,000	5,292
Hewlett-Packard Co.	195,000	7,077
Construction & Engineering (2.1%)
Jacobs Engineering Group, Inc. ‡ ^	85,000	4,088
Consumer Finance (0.7%)
American Express Co.	70,000	1,298
Diversified Financial Services (3.3%)
CME Group, Inc. -Class A	10,000	2,081
JPMorgan Chase & Co.	135,000	4,257
Diversified Telecommunication Services (4.4%)
Verizon Communications, Inc.	255,000	8,645
Electronic Equipment & Instruments (1.9%)
Tyco Electronics, Ltd.	230,000	3,728
Energy Equipment & Services (0.7%)
Schlumberger, Ltd.	30,000	1,270
Food & Staples Retailing (2.8%)
Costco Wholesale Corp. ^	105,000	5,512
Health Care Equipment & Supplies (3.6%)
Becton Dickinson & Co.	75,000	5,129
Covidien, Ltd.	55,000	1,993
Internet & Catalog Retail (2.8%)
Amazon.com, Inc. ‡ ^	105,000	5,384
Internet Software & Services (2.1%)
Google, Inc. -Class A ‡	13,000	3,999
Leisure Equipment & Products (1.1%)
Hasbro, Inc. ^	70,000	2,042
Machinery (7.9%)
Caterpillar, Inc. ^	70,000	3,127
Donaldson Co., Inc. ^	100,000	3,365
Kennametal, Inc.	270,000	5,991
PACCAR, Inc. ^	100,000	2,860
Media (3.4%)
Walt Disney Co.	290,000	6,580
Oil, Gas & Consumable Fuels (1.2%)
Anadarko Petroleum Corp.	60,000	2,313
Real Estate Investment Trusts (2.3%)
Plum Creek Timber Co., Inc. ^	130,000	4,516
Road & Rail (2.7%)
Burlington Northern Santa Fe Corp.	70,000	5,300
Semiconductors & Semiconductor Equipment (2.1%)
Intel Corp.	280,000	4,105
Software (6.3%)
Activision Blizzard, Inc. ‡ ^	160,000	1,382
Adobe Systems, Inc. ‡	200,000	4,258
Oracle Corp. ‡ ^	120,000	2,128
Salesforce.com, Inc. ‡ ^	140,000	4,481
Textiles, Apparel & Luxury Goods (3.1%)
Nike, Inc. -Class B ^	117,000	5,967
Trading Companies & Distributors (2.8%)
WW Grainger, Inc.	70,000	5,519
Total Common Stocks (cost $248,017)		188,586

	Principal
REPURCHASE AGREEMENT (2.7%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $5,236 on 01/02/2009 à •	$5,236	5,236
Total Repurchase Agreement (cost $5,236)		5,236

	Shares
SECURITIES LENDING COLLATERAL (14.1%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à▲	27,496,605	27,497
Total Securities Lending Collateral (cost $27,497)		27,497

Total Investment Securities (cost $280,750)#		$221,319

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $26,863.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.75%, a maturity date of 10/01/2036, and with a market value plus accrued interest of $5,341.
▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $281,698. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,568 and $62,947, respectively. Net unrealized depreciation for tax purposes is $60,379.

The notes to the financial statements are an integral part of this report.

Transamerica Premier Equity Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.5%)
Aerospace & Defense (6.8%)
Boeing Co.	215,000	$9,174
Raytheon Co.	500,000	25,520
Air Freight & Logistics (3.3%)
Expeditors International of Washington, Inc. ^	500,000	16,635
Auto Components (5.1%)
BorgWarner, Inc.	450,000	9,796
Johnson Controls, Inc.	900,000	16,344
Automobiles (1.1%)
Daimler AG	140,000	5,359
Biotechnology (6.4%)
Gilead Sciences, Inc. ‡	630,000	32,218
Capital Markets (5.3%)
Charles Schwab Corp.	640,000	10,349
T. Rowe Price Group, Inc. ^	470,000	16,657
Chemicals (11.7%)
Ecolab, Inc.	220,000	7,733
Praxair, Inc.	540,000	32,054
Sigma-Aldrich Corp. ^	465,000	19,642
Commercial Banks (3.7%)
Wells Fargo & Co. ^	635,000	18,720
Communications Equipment (6.7%)
Cisco Systems, Inc. ‡	615,000	10,024
Qualcomm, Inc.	660,000	23,648
Computers & Peripherals (4.2%)
Apple, Inc. ‡	250,000	21,337
Construction & Engineering (3.8%)
Jacobs Engineering Group, Inc. ‡ ^	400,000	19,240
Consumer Finance (1.4%)
American Express Co.	385,000	7,142
Diversified Financial Services (1.8%)
CME Group, Inc. -Class A	45,000	9,365
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	470,000	13,395
Electrical Equipment (1.5%)
Emerson Electric Co.	204,500	7,487
Electronic Equipment & Instruments (3.7%)
Tyco Electronics, Ltd.	1,145,000	18,560
Health Care Equipment & Supplies (6.2%)
Becton Dickinson & Co.	260,000	17,781
Varian Medical Systems, Inc. ‡	395,000	13,841
Industrial Conglomerates (3.2%)
General Electric Co.	1,000,000	16,200
Internet & Catalog Retail (4.6%)
Amazon.com, Inc. ‡ ^	450,000	23,076
Internet Software & Services (3.6%)
Google, Inc. -Class A ‡	60,000	18,459
Machinery (5.2%)
Caterpillar, Inc.	270,000	12,061
PACCAR, Inc.	505,000	14,443
Media (1.9%)
Walt Disney Co.	420,000	9,530
Pharmaceuticals (2.1%)
Allergan, Inc.	265,000	10,685
Road & Rail (3.6%)
Union Pacific Corp. ^	385,000	18,403
Total Common Stocks (cost $696,991)		504,878

	Principal
REPURCHASE AGREEMENT (1.2%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $6,348 on 01/02/2009 à •	$6,348	6,348
Total Repurchase Agreement (cost $6,348)		6,348

	Shares
SECURITIES LENDING COLLATERAL (9.4%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à▲	47,480,981	47,481
Total Securities Lending Collateral (cost $47,481)		47,481

Total Investment Securities (cost $750,820)#		$558,707

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $46,371.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 1.70%, a maturity date of 06/15/2034, and with a market value plus accrued interest of $6,475.
▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $762,219. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $321 and $203,833, respectively. Net unrealized depreciation for tax purposes is $203,512.

The notes to the financial statements are an integral part of this report.

Transamerica Premier Focus Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (75.8%)
Air Freight & Logistics (3.7%)
CH Robinson Worldwide, Inc. ^	34,500	$1,899
Beverages (0.9%)
Cia de Bebidas das Americas ADR ^	10,000	443
Biotechnology (4.3%)
Gilead Sciences, Inc. ‡ ^	43,200	2,209
Capital Markets (2.0%)
T. Rowe Price Group, Inc. ^	28,743	1,019
Chemicals (1.8%)
Praxair, Inc. ^	15,500	920
Commercial Banks (1.4%)
Wintrust Financial Corp. ^	35,800	736
Commercial Services & Supplies (2.3%)
Ritchie Bros. Auctioneers, Inc. ^	55,000	1,178
Communications Equipment (8.1%)
Polycom, Inc. ‡	33,400	451
Qualcomm, Inc.	102,250	3,664
Computers & Peripherals (4.4%)
Apple, Inc. ‡ ^	26,100	2,228
Diversified Consumer Services (7.4%)
Strayer Education, Inc. ^	17,600	3,774
Diversified Financial Services (4.1%)
CME Group, Inc. -Class A ^	6,040	1,257
JPMorgan Chase & Co.	25,250	796
Electronic Equipment & Instruments (2.4%)
FLIR Systems, Inc. ‡ ^	39,000	1,197
Health Care Providers & Services (1.6%)
Nighthawk Radiology Holdings, Inc. ‡ ^	172,000	836
Hotels, Restaurants & Leisure (1.6%)
Peet’s Coffee & Tea, Inc. ‡ ^	34,000	790
Industrial Conglomerates (1.8%)
General Electric Co.	55,000	891
Internet & Catalog Retail (4.8%)
Amazon.com, Inc. ‡ ^	47,805	2,451
Internet Software & Services (6.8%)
Google, Inc. -Class A ‡	8,900	2,738
Valueclick, Inc. ‡	101,265	693
IT Services (2.7%)
Alliance Data Systems Corp. ‡ ^	12,500	582
NeuStar, Inc. -Class A ‡	41,400	792
Leisure Equipment & Products (1.6%)
Hasbro, Inc. ^	28,500	831
Oil, Gas & Consumable Fuels (2.2%)
Petroleo Brasileiro SA ADR	20,600	504
Petroleo Brasileiro SA -Class A ADR ^	29,300	598
Pharmaceuticals (2.4%)
Allergan, Inc.	30,300	1,222
Road & Rail (1.6%)
Landstar System, Inc. ^	20,820	800
Software (3.1%)
Macrovision Solutions Corp. ‡ ^	126,666	1,602
Wireless Telecommunication Services (2.8%)
Metropcs Communications, Inc. ‡ ^	95,000	1,411
Total Common Stocks (cost $51,376)		38,512

	Principal
REPURCHASE AGREEMENT (24.4%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $12,387 on 01/02/2009 à •	$12,387	12,387
Total Repurchase Agreement (cost $12,387)		12,387

	Shares
SECURITIES LENDING COLLATERAL (15.4%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à▲	7,850,149	7,850
Total Securities Lending Collateral (cost $7,850)		7,850

Total Investment Securities (cost $71,613)#		$58,749

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $7,662.
‡	Non-income producing security.
•

Repurchase agreement is collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.42% to 4.91%, maturity dates ranging from 11/01/2032 to 10/01/2033, and with market values plus accrued interests of $12,980.

▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $71,749. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,958 and $15,958, respectively. Net unrealized depreciation for tax purposes is $13,000.

DEFINITIONS:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Premier Growth Opportunities Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.7%)
Aerospace & Defense (3.8%)
Precision Castparts Corp.	40,000	$2,379
Rockwell Collins, Inc.	16,700	653
Air Freight & Logistics (6.4%)
CH Robinson Worldwide, Inc. ^	76,000	4,182
Expeditors International of Washington, Inc.	23,500	782
Auto Components (2.6%)
BorgWarner, Inc. ^	92,400	2,011
Capital Markets (5.8%)
Greenhill & Co., Inc. ^	32,795	2,288
T. Rowe Price Group, Inc. ^	63,757	2,260
Chemicals (1.4%)
Ecolab, Inc.	31,000	1,090
Commercial Banks (1.2%)
Cullen/Frost Bankers, Inc. ^	17,800	902
Commercial Services & Supplies (1.0%)
Ritchie Bros. Auctioneers, Inc. ^	36,000	771
Communications Equipment (2.5%)
Juniper Networks, Inc. ‡	21,400	375
Polycom, Inc. ‡	117,200	1,583
Construction & Engineering (3.1%)
Jacobs Engineering Group, Inc. ‡	50,300	2,419
Construction Materials (0.8%)
Martin Marietta Materials, Inc. ^	6,300	612
Diversified Consumer Services (5.3%)
Strayer Education, Inc.	19,300	4,138
Diversified Financial Services (1.7%)
CME Group, Inc. -Class A	6,320	1,315
Electrical Equipment (0.5%)
Cooper Industries, Ltd. -Class A	13,000	380
Electronic Equipment & Instruments (4.4%)
FLIR Systems, Inc. ‡ ^	42,200	1,295
Trimble Navigation, Ltd. ‡ ^	98,700	2,133
Energy Equipment & Services (2.0%)
Cameron International Corp. ‡	76,700	1,572
Health Care Equipment & Supplies (4.5%)
Idexx Laboratories, Inc. ‡ ^	33,000	1,191
Intuitive Surgical, Inc. ‡ ^	14,350	1,822
Varian Medical Systems, Inc. ‡	14,600	512
Health Care Technology (1.1%)
Cerner Corp. ‡ ^	22,000	846
Hotels, Restaurants & Leisure (1.5%)
Burger King Holdings, Inc. ^	49,307	1,177
Internet Software & Services (0.4%)
Valueclick, Inc. ‡	45,000	308
IT Services (2.5%)
Alliance Data Systems Corp. ‡ ^	19,800	921
NeuStar, Inc. -Class A ‡ ^	54,000	1,033
Leisure Equipment & Products (1.8%)
Hasbro, Inc. ^	49,200	1,435
Life Sciences Tools & Services (6.4%)
Covance, Inc. ‡ ^	48,400	2,228
Techne Corp.	44,055	2,842
Machinery (5.7%)
Donaldson Co., Inc. ^	40,700	1,370
Kennametal, Inc.	103,000	2,286
PACCAR, Inc. ^	27,500	786
Oil, Gas & Consumable Fuels (0.9%)
Range Resources Corp. ^	20,700	712
Pharmaceuticals (1.6%)
Allergan, Inc.	30,400	1,226
Professional Services (1.5%)
FTI Consulting, Inc. ‡ ^	26,000	1,162
Real Estate Investment Trusts (2.1%)
Plum Creek Timber Co., Inc. ^	46,500	1,615
Software (13.5%)
Activision Blizzard, Inc. ‡ ^	289,000	2,497
Adobe Systems, Inc. ‡	41,100	875
Informatica Corp. ‡ ^	83,000	1,140
Intuit, Inc. ‡	130,300	3,100
Macrovision Solutions Corp. ‡ ^	32,000	405
Quality Systems, Inc. ^	9,100	397
Salesforce.com, Inc. ‡ ^	66,500	2,129
Specialty Retail (2.3%)
Guess, Inc. ^	116,800	1,793
Textiles, Apparel & Luxury Goods (1.8%)
Carter’s, Inc. ‡	73,600	1,417
Trading Companies & Distributors (5.6%)
WW Grainger, Inc.	55,222	4,354
Total Common Stocks (cost $92,083)		74,719

	Principal
REPURCHASE AGREEMENT (4.9%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $3,804 on 01/02/2009 à •	$3,804	3,804
Total Repurchase Agreement (cost $3,804)		3,804

	Shares
SECURITIES LENDING COLLATERAL (13.2%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à▲	10,290,203	10,290
Total Securities Lending Collateral (cost $10,290)		10,290

Total Investment Securities (cost $106,177)#		$88,813

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $10,054.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.77%, a maturity date of 05/25/2036, and with a market value plus accrued interest of $3,882.
▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $106,634. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,116 and $20,937, respectively. Net unrealized depreciation for tax purposes is $17,821.

The notes to the financial statements are an integral part of this report.

Transamerica Premier Balanced Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (57.8%)
Aerospace & Defense (1.0%)
Boeing Co.	65,000	$2,774
Air Freight & Logistics (2.0%)
CH Robinson Worldwide, Inc. ^	60,000	3,302
Expeditors International of Washington, Inc. ^	70,000	2,329
Auto Components (2.5%)
BorgWarner, Inc. ^	140,000	3,048
Johnson Controls, Inc. ^	220,000	3,995
Biotechnology (2.8%)
Gilead Sciences, Inc. ‡ ^	150,000	7,671
Capital Markets (6.8%)
BlackRock, Inc. -Class A ^	35,000	4,695
Charles Schwab Corp.	400,000	6,468
Merrill Lynch & Co., Inc.	300,000	3,492
T. Rowe Price Group, Inc. ^	118,829	4,211
Chemicals (1.8%)
Sigma-Aldrich Corp. ^	120,000	5,069
Communications Equipment (2.2%)
Qualcomm, Inc.	170,000	6,091
Computers & Peripherals (2.3%)
Apple, Inc. ‡ ^	75,000	6,401
Construction & Engineering (1.7%)
Jacobs Engineering Group, Inc. ‡ ^	100,000	4,810
Consumer Finance (0.7%)
American Express Co. ^	110,000	2,040
Diversified Telecommunication Services (2.9%)
Verizon Communications, Inc.	240,000	8,136
Electronic Equipment & Instruments (2.0%)
Tyco Electronics, Ltd.	350,000	5,674
Energy Equipment & Services (0.8%)
Schlumberger, Ltd.	50,000	2,116
Food & Staples Retailing (1.1%)
Costco Wholesale Corp. ^	57,000	2,993
Health Care Equipment & Supplies (4.0%)
Becton Dickinson & Co.	87,000	5,950
Covidien, Ltd.	80,000	2,899
Varian Medical Systems, Inc. ‡	75,000	2,628
Industrial Conglomerates (1.3%)
General Electric Co.	230,000	3,726
Internet & Catalog Retail (1.9%)
Amazon.com, Inc. ‡ ^	105,000	5,384
Internet Software & Services (2.1%)
Google, Inc. -Class A ‡	19,000	5,845
Machinery (5.9%)
Caterpillar, Inc. ^	85,000	3,797
Kennametal, Inc.	320,000	7,101
PACCAR, Inc. ^	190,000	5,434
Oil, Gas & Consumable Fuels (1.3%)
Anadarko Petroleum Corp.	90,000	3,469
Road & Rail (2.2%)
Burlington Northern Santa Fe Corp. ^	82,000	6,208
Semiconductors & Semiconductor Equipment (1.7%)
Intel Corp. ^	320,000	4,691
Software (5.0%)
Adobe Systems, Inc. ‡	275,000	5,855
Oracle Corp. ‡ ^	250,000	4,433
Salesforce.com, Inc. ‡ ^	114,980	3,681
Trading Companies & Distributors (1.8%)
WW Grainger, Inc.	63,000	4,967
Total Common Stocks (cost $215,699)		161,383

	Principal
U.S. GOVERNMENT OBLIGATIONS (5.4%)
U.S. Treasury Bond
4.38% due 02/15/2038 ^	$8,207	10,992
4.50% due 05/15/2038 ^	120	164
5.00% due 05/15/2037 ^	780	1,130
U.S. Treasury Inflation Indexed Bond
1.75% due 01/15/2028 ^	1,272	1,175
U.S. Treasury Inflation Indexed Note
1.38% due 07/15/2018	1,341	1,255
U.S. Treasury Note
3.75% due 11/15/2018	430	487
Total U.S. Government Obligations (cost $11,874)		15,203

U.S. GOVERNMENT AGENCY OBLIGATIONS (13.1%)
Fannie Mae
4.50% due 07/25/2021	1,909	1,928
5.00% due 04/25/2034 - 09/01/2037	10,602	10,790
5.50% due 10/01/2036 - 11/01/2038	11,791	12,099
Freddie Mac
4.25% due 10/15/2026	1,193	1,198
4.78% due 03/01/2035 *	1,519	1,528
5.00% due 10/15/2030 - 11/15/2032	6,345	6,463
Government National Mortgage Association
4.50% due 02/20/2037 *	2,744	2,707
Total U.S. Government Agency Obligations (cost $35,844)		36,713

MORTGAGE-BACKED SECURITIES (2.7%)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4
5.20% due 12/11/2038	1,990	1,623
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24% due 11/15/2036 -144A	1,778	1,479
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33% due 11/12/2041	2,019	1,575
SBA CMBS Trust
Series 2006-1A, Class A
5.31% due 11/15/2036 -144A	1,770	1,416
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class A4
5.57% due 10/15/2048	1,946	1,495
Total Mortgage-Backed Securities (cost $9,515)		7,588

ASSET-BACKED SECURITY (0.5%)
USAA Auto Owner Trust
Series 2007-2, Class A3
4.90% due 02/15/2012	1,465	1,447
Total Asset-Backed Security (cost $1,465)		1,447

CORPORATE DEBT SECURITIES (19.6%)
Airlines (0.4%)
Continental Airlines, Inc.
7.49%, due 10/02/2010	638	574
Delta Air Lines, Inc.
7.57%, due 11/18/2010	585	491

The notes to the financial statements are an integral part of this report

	Principal	Value
Automobiles (0.8%)
Daimler Finance North America LLC
2.43%, due 03/13/2009 *	$1,190	$1,147
7.20%, due 09/01/2009	1,280	1,242
Beverages (1.8%)
Coca-Cola Enterprises, Inc.
3.31%, due 05/06/2011 *	1,340	1,269
Diageo Capital PLC
5.75%, due 10/23/2017	1,091	1,056
Molson Coors Capital Finance ULC
4.85%, due 09/22/2010	1,345	1,325
Sabmiller PLC
6.20%, due 07/01/2011 -144A	1,270	1,258
Capital Markets (0.4%)
Merrill Lynch & Co., Inc.
5.45%, due 02/05/2013	1,260	1,211
Chemicals (0.9%)
Lubrizol Corp.
4.63%, due 10/01/2009	1,640	1,611
PPG Industries, Inc.
5.75%, due 03/15/2013	820	811
Commercial Banks (1.3%)
Barclays Bank PLC
7.70%, due 04/25/2018-144A ¡ Ž	1,090	721
M&I Marshall & Ilsley Bank
2.48%, due 12/04/2012 *	700	548
PNC Bank NA
6.00%, due 12/07/2017 ^	425	422
6.88%, due 04/01/2018	745	793
Wells Fargo Bank NA
5.75%, due 05/16/2016	1,000	1,056
Computers & Peripherals (0.4%)
Hewlett-Packard Co.
6.13%, due 03/01/2014	1,135	1,206
Consumer Finance (1.1%)
American Express Credit Corp.
1.87%, due 05/27/2010 *	700	647
Discover Financial Services
2.63%, due 06/11/2010 *	1,173	1,004
John Deere Capital Corp.
2.94%, due 06/10/2011 *	1,440	1,314
Containers & Packaging (0.3%)
Rexam PLC
6.75%, due 06/01/2013 -144A	880	779
Diversified Financial Services (1.4%)
American Honda Finance Corp.
5.13%, due 12/15/2010 -144A	1,290	1,272
Glencore Funding LLC
6.00%, due 04/15/2014 -144A	706	286
Pemex Finance, Ltd.
9.03%, due 02/15/2011	486	496
Textron Financial Corp.
6.00%, due 11/20/2009	1,950	1,821
Diversified Telecommunication Services (0.9%)
Telefonica Europe BV
7.75%, due 09/15/2010	1,200	1,218
Verizon Communications, Inc.
8.75%, due 11/01/2018	1,275	1,496
Energy Equipment & Services (0.3%)
Weatherford International, Inc.
6.63%, due 11/15/2011	750	742
Food & Staples Retailing (0.6%)
Safeway, Inc.
1.82%, due 03/27/2009 *	1,150	1,137
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	650	588
Food Products (0.8%)
Cargill, Inc.
5.60%, due 09/15/2012 -144A	1,154	1,087
General Mills, Inc.
4.19%, due 01/22/2010 *	600	576
Michael Foods, Inc.
8.00%, due 11/15/2013	500	430
Hotels, Restaurants & Leisure (0.3%)
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011	715	551
Wyndham Worldwide Corp.
6.00%, due 12/01/2016	668	269
Household Products (0.2%)
Kimberly-Clark Corp.
6.63%, due 08/01/2037	580	651
Insurance (0.1%)
Oil Insurance, Ltd.
7.56%,due 06/30/2011-144A ¡ Ž	460	173
IT Services (0.2%)
Aramark Corp.
8.50%, due 02/01/2015	600	543
Machinery (0.3%)
Tyco Electronics Group SA
6.55%, due 10/01/2017	934	785
Media (1.5%)
Walt Disney Co.
4.50%, due 12/15/2013	1,360	1,369
News America Holdings, Inc.
7.75%, due 12/01/2045	480	468
Time Warner Cable, Inc.
6.75%, due 07/01/2018	1,220	1,175
Viacom, Inc.
2.27%, due 06/16/2009 *	1,230	1,207
Metals & Mining (0.3%)
Arcelormittal
5.38%, due 06/01/2013 ^	1,050	792
Oil, Gas & Consumable Fuels (2.5%)
Anadarko Petroleum Corp.
2.40%, due 09/15/2009 *	1,315	1,258
Energy Transfer Partners, LP
9.70%, due 03/15/2019	1,335	1,376
Enterprise Products Operating LLC
7.50%, due 02/01/2011	1,390	1,365
Husky Energy, Inc.
6.80%, due 09/15/2037	820	683
PetroHawk Energy Corp.
9.13%, due 07/15/2013	500	405
Sempra Energy
9.80%, due 02/15/2019	1,125	1,255
Teppco Partners, LP
7.00%, due 06/01/2067 ¡	500	268
Valero Logistics Operations, LP
6.88%, due 07/15/2012	850	768

The notes to the financial statements are an integral part of this report

	Principal	Value
Pharmaceuticals (0.4%)
Allergan, Inc.
5.75%, due 04/01/2016	$1,230	$1,177
Real Estate Investment Trusts (1.9%)
BRE Properties, Inc.
5.75%, due 09/01/2009	1,670	1,590
Hospitality Properties Trust
6.75%, due 02/15/2013	1,213	751
PPF Funding, Inc.
5.35%, due 04/15/2012 -144A	1,646	1,248
Wea Finance LLC / WCI Finance LLC
5.40%, due 10/01/2012 -144A	1,250	959
Weingarten Realty Investors
5.26%, due 05/15/2012	1,000	873
Real Estate Management & Development (0.2%)
Post Apartment Homes, LP
6.30%, due 06/01/2013	537	432
Road & Rail (0.3%)
Erac USA Finance Co.
6.38%, due 10/15/2017 -144A	775	538
Hertz Corp.
8.88%, due 01/01/2014	470	289
Total Corporate Debt Securities (cost $60,851)		54,852

REPURCHASE AGREEMENT (0.8%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $2,181 on 01/02/2009 à •	2,181	2,181
Total Repurchase Agreement (cost $2,181)		2,181

	Shares
SECURITIES LENDING COLLATERAL (13.3%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à ▲	37,098,176	37,098
Total Securities Lending Collateral (cost $37,098)		37,098

Total Investment Securities (cost $374,527)#		$316,465

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $36,279.
‡	Non-income producing security.
¡	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2008.
*	Floating or variable rate note. Rate is listed as of 12/31/2008.
Ž	The security has a perpetual maturity. The date shown is the next call date.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 1.55%, a maturity date of 08/15/2036, and with a market value plus accrued interest of $2,226.
▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $374,899. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $14,276 and $72,710, respectively. Net unrealized depreciation for tax purposes is $58,434.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2008, these securities aggregated $11,216, or 4.01% of the Fund’s net assets.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report

Transamerica Premier High Yield Bond Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (87.8%)
Aerospace & Defense (1.9%)
Transdigm, Inc.
7.75%, due 07/15/2014	$750	$615
Auto Components (0.4%)
Tenneco, Inc.
8.13%, due 11/15/2015	270	124
Beverages (2.1%)
Beverages & More, Inc.
9.25%, due 03/01/2012 -144A	1,000	700
Biotechnology (2.9%)
FMC Finance III SA
6.88%, due 07/15/2017	1,000	935
Chemicals (0.3%)
Momentive Performance Materials, Inc.
9.75%, due 12/01/2014 Ŭ	230	98
Commercial Services & Supplies (2.7%)
Iron Mountain, Inc.
7.75%, due 01/15/2015 ^	1,000	897
Construction Materials (2.4%)
Texas Industries, Inc.
7.25%, due 07/15/2013	1,000	772
Consumer Finance (2.0%)
Cardtronics, Inc.
9.25%, due 08/15/2013 Ŭ	1,000	670
Containers & Packaging (2.1%)
Graphic Packaging International, Inc.
9.50%, due 08/15/2013	1,000	690
Diversified Consumer Services (2.3%)
Education Management LLC
8.75%, due 06/01/2014	1,000	760
Diversified Financial Services (3.7%)
Icahn Enterprises, LP
8.13%, due 06/01/2012	1,000	770
Sensus Metering Systems, Inc.
8.63%, due 12/15/2013	600	438
Electric Utilities (1.6%)
Energy Future Holdings Corp.
10.88%, due 11/01/2017 -144A	725	515
Electrical Equipment (2.3%)
Belden, Inc.
7.00%, due 03/15/2017	1,000	750
Energy Equipment & Services (1.1%)
Seitel, Inc.
9.75%, due 02/15/2014	1,000	360
Food & Staples Retailing (5.4%)
New Albertsons, Inc.
7.25%, due 05/01/2013	1,000	845
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	1,000	905
Food Products (2.6%)
Michael Foods, Inc.
8.00%, due 11/15/2013	1,000	860
Health Care Equipment & Supplies (1.5%)
Biomet, Inc.
10.00%, due 10/15/2017	500	480
Health Care Providers & Services (2.8%)
Community Health Systems, Inc.
8.88%, due 07/15/2015 ^	1,000	920
Hotels, Restaurants & Leisure (6.6%)
Carrols Corp.
9.00%, due 01/15/2013	1,000	675
MGM Mirage, Inc.
8.50%, due 09/15/2010	1,000	840
Royal Caribbean Cruises, Ltd.
7.00%, due 06/15/2013 ^	1,000	570
Station Casinos, Inc.
6.63%, due 03/15/2018	1,000	57
Industrial Conglomerates (2.4%)
Susser Holdings LLC
10.63%, due 12/15/2013	912	798
IT Services (0.3%)
ACE Cash Express, Inc.
10.25%, due 10/01/2014 -144A	500	100
Machinery (4.1%)
Polypore, Inc.
8.75%, due 05/15/2012	800	576
Titan International, Inc.
8.00%, due 01/15/2012	1,000	740
Media (7.7%)
Intelsat Jackson Holdings, Ltd.
11.25%, due 06/15/2016 ^	1,000	910
Kabel Deutschland GmbH
10.63%, due 07/01/2014	1,000	890
Lamar Media Corp.
6.63%, due 08/15/2015 ^	1,000	723
Metals & Mining (2.3%)
Algoma Acquisition Corp.
9.88%, due 06/15/2015 -144A	1,000	380
Steel Dynamics, Inc.
7.38%, due 11/01/2012	500	365
Oil, Gas & Consumable Fuels (8.8%)
Enterprise Products Operating, LP
8.38%, due 08/01/2066 ¡	1,000	550
Markwest Energy Finance Corp.
8.50%, due 07/15/2016	1,000	638
Opti Canada, Inc.
8.25%, due 12/15/2014	1,000	540
PetroHawk Energy Corp.
9.13%, due 07/15/2013	1,000	810
Petroleum Development Corp.
12.00%, due 02/15/2018	500	313
Paper & Forest Products (1.8%)
Exopack Holding, Inc.
11.25%, due 02/01/2014	1,000	585
Professional Services (1.9%)
FTI Consulting, Inc.
7.75%, due 10/01/2016	750	617
Real Estate Investment Trusts (2.3%)
Host Hotels & Resorts, LP
6.38%, due 03/15/2015	1,000	745
Road & Rail (3.5%)
Hertz Corp.
10.50%, due 01/01/2016	750	342
Kansas City Southern Railway
7.63%, due 12/01/2013	1,000	820

The notes to the financial statements are an integral part of this report

	Principal	Value
Specialty Retail (6.0%)
Group 1 Automotive, Inc.
8.25%, due 08/15/2013	$1,000	$670
Penske Auto Group, Inc.
7.75%, due 12/15/2016	1,000	465
Sally Holdings LLC
9.25%, due 11/15/2014 ^	1,000	860
Total Corporate Debt Securities (cost $40,025)		28,683

CONVERTIBLE BONDS (3.4%)
Capital Markets (2.5%)
Merrill Lynch & Co., Inc.
Zero Coupon, due 03/13/2032	750.810
Wireless Telecommunication Services (0.9%)
SBA Communications Corp.
1.88%, due 05/01/2013 -144A	500	289
Total Convertible Bonds (cost $1,113)		1,099

REPURCHASE AGREEMENT (5.8%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $1,891 on 01/02/2009 à •	1,891	1,891
Total Repurchase Agreement (cost $1,891)		1,891

	Shares
SECURITIES LENDING COLLATERAL (6.3%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à ▲	2,062,243	2,062
Total Securities Lending Collateral (cost $2,062)		2,062

Total Investment Securities (cost $45,091)#		$33,735

NOTES TO SCHEDULE OF INVESTMENTS:

Ŭ	Step bond. Interest rate may increase as the credit rating changes.
^	All or a portion of this security is on loan. The value of all securities on loan is $2,020.
¡	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2008.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.13%, a maturity date of 01/01/2034, and with a market value plus accrued interest of $2,134.
▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $45,091. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $43 and $11,399, respectively. Net unrealized depreciation for tax purposes is $11,356.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2008, these securities aggregated $1,984, or 6.07% of the Fund’s net assets.

LLC	Limited Liability Company
LP	Limited Partnership

The notes to the financial statements are an integral part of this report

Transamerica Premier Cash Reserve Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (96.0%)
Beverages (5.0%)
Coca-Cola Co.
1.90%, due 01/08/2009 - 144A	$750	$750
2.25%, due 01/06/2009 - 144A	2,700	2,699
Capital Markets (2.9%)
Merrill Lynch & Co., Inc.
1.82%, due 01/05/2009	637	637
0.10%, due 01/23/2009	1,400	1,398
Chemicals (5.0%)
Ecolab, Inc.
0.10%, due 01/02/2009 - 144A	400	400
1.50%, due 01/07/2009 - 144A	3,050	3,049
Commercial Banks (19.3%)
Bank of Scotland PLC
1.92%, due 03/12/2009	3,400	3,400
Barclays
1.12%, due 04/20/2009	1,400	1,395
2.24%, due 01/26/2009	1,950	1,947
Royal Bank of Scotland PLC
1.00%, due 02/06/2009	3,350	3,347
UBS Finance Delaware LLC
1.54%, due 02/17/2009	2,100	2,096
2.05%, due 01/20/2009	1,250	1,249
Commercial Services & Supplies (4.8%)
Pitney Bowes, Inc.
2.05%, due 01/05/2009 - 144A	3,300	3,299
Computers & Peripherals (4.3%)
Hewlett-Packard Co.
1.50%, due 01/02/2009 - 144A	3,000	3,000
Diversified Financial Services (37.0%)
Alpine Securitization
1.37%, due 01/07/2009 - 144A	700	700
American Honda Finance Corp.
2.50%, due 01/06/2009 - 01/09/2009	3,400	3,399
Bank of America Corp.
1.13%, due 01/29/2009	500	499
CAFCO LLC
1.20%, due 02/03/2009 - 144A	1,400	1,399
1.30%, due 01/23/2009 - 144A	1,450	1,449
Caterpillar Financial Services Corp.
1.20%, due 01/08/2009	3,400	3,399
CIESCO LLC
0.35%, due 02/10/2009 - 144A	500	500
General Electric Capital Corp.
1.10%, due 01/30/2009	2,750	2,747
MetLife Funding, Inc.
1.30%, due 01/14/2009	3,400	3,398
PACCAR Financial Corp.
1.22%, due 01/16/2009	2,950	2,948
Rabobank USA Financial Corp.
1.40%, due 01/27/2009	2,000	1,998
Toyota Motor Credit Corp.
1.20%, due 03/19/2009	1,200	1,197
1.30%, due 03/30/2009	1,200	1,196
1.45%, due 04/16/2009	1,000	996
Diversified Telecommunication Services (2.2%)
AT&T, Inc.
2.10%, due 01/07/2009 - 144A	1,500	1,499
Insurance (4.9%)
Prudential Funding LLC
1.02%, due 02/17/2009	3,400	3,395
Multiline Retail (1.9%)
Walgreen Co.
1.20%, due 01/05/2009 - 144A	1,350	1,350
Personal Products (5.0%)
Procter & Gamble Co.
1.15%, due 01/09/2009 - 144A	1,100	1,100
1.50%, due 01/14/2009 - 144A	2,350	2,349
Pharmaceuticals (3.7%)
Eli Lilly & Co.
1.25%, due 01/21/2009 - 144A	2,600	2,598
Total Commercial Paper (cost $66,782)		66,782

CORPORATE DEBT SECURITIES (4.2%)
Aerospace & Defense (2.8%)
Honeywell International, Inc. *
2.06%, due 03/13/2009	1,950	1,950
Metals & Mining (1.4%)
BHP Billiton Finance, Ltd. *
1.50%, due 03/27/2009	1,000	999
Total Corporate Debt Securities (cost $2,949)		2,949

REPURCHASE AGREEMENT (0.3%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $225 on 01/02/2009 à •	225	225
Total Repurchase Agreement (cost $225)		225

Total Investment Securities (cost $69,956)#		$69,956

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 0.77%, a maturity date of 05/25/2036, and with a market value plus accrued interest of $230.
#	Aggregate cost for federal income tax purposes is $69,956.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2008, these securities aggregated $26,141, or 37.57% of the Fund’s net assets.

LLC	Limited Liability Company
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report

Transamerica Premier Institutional Bond Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (7.6%)
U.S. Treasury Bond
4.38%, due 02/15/2038 ^	$37	$50
5.00%, due 05/15/2037 ^	4	6
U.S. Treasury Inflation Indexed Bond, TIPS
1.75%, due 01/15/2028 ^	10	9
U.S. Treasury Inflation Indexed Note, TIPS
1.38%, due 07/15/2018	10	9
U.S. Treasury Note
0.88%, due 12/31/2010	10	10
Total U.S. Government Obligations (cost $70)		84

U.S. GOVERNMENT AGENCY OBLIGATIONS (50.4%)
Fannie Mae
4.72%, due 10/01/2035 *	24	24
5.00%, due 02/01/2036 - 03/01/2036	71	72
5.50%, due 03/01/2018 - 10/01/2038	147	151
6.00%, due 08/01/2036 - 12/01/2037	60	62
Freddie Mac
4.00%, due 10/15/2029	25	25
4.25%, due 10/15/2026	14	14
4.81%, due 06/01/2035 *	27	27
5.00%, due 06/01/2021 - 02/01/2036	110	112
5.50%, due 11/01/2018	10	11
5.52%, due 09/01/2037 *	26	27
6.00%, due 01/01/2037	36	37
Total U.S. Government Agency Obligations (cost $552)		562

MORTGAGE-BACKED SECURITIES (5.1%)
American Tower Trust
Series 2007-1A, Class C
5.62%, due 04/15/2037 -144A	25	17
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4
5.20%, due 12/11/2038	25	20
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33%, due 11/12/2041	25	20
Total Mortgage-Backed Securities (cost $75)		57

ASSET-BACKED SECURITY (0.8%)
USAA Auto Owner Trust
Series 2008-2, Class A3
4.64%, due 10/15/2012	10	10
Total Asset-Backed Security (cost $10)		10

CORPORATE DEBT SECURITIES (35.9%)
Aerospace & Defense (1.1%)
Boeing Co.
8.75%, due 08/15/2021	10	12
Airlines (0.9%)
Continental Airlines, Inc.
7.49%, due 10/02/2010	6	5
Delta Air Lines, Inc.
7.57%, due 11/18/2010	5	4
Automobiles (0.8%)
Daimler Finance North America LLC
8.00%, due 06/15/2010 ^	10	9
Beverages (3.5%)
Coca-Cola Enterprises, Inc.
3.31%, due 05/06/2011 *	10	9
Diageo Capital PLC
5.75%, due 10/23/2017	10	10
Molson Coors Capital Finance ULC
4.85%, due 09/22/2010	10	10
Sabmiller PLC
6.20%, due 07/01/2011 -144A	10	10
Capital Markets (0.9%)
Merrill Lynch & Co., Inc.
5.45%, due 02/05/2013	10	10
Chemicals (0.9%)
Lubrizol Corp.
4.63%, due 10/01/2009	10	10
Commercial Banks (3.4%)
American Express Bank FSB
0.57%, due 10/20/2009 *	10	9
Barclays Bank PLC
7.70%, due 04/25/2018 -144A ¡ Ž	10	7
PNC Bank NA
6.88%, due 04/01/2018	10	11
Wells Fargo Bank NA
4.75%, due 02/09/2015	10	10
Computers & Peripherals (0.9%)
Hewlett-Packard Co.
6.13%, due 03/01/2014	10	11
Construction Materials (0.3%)
Texas Industries, Inc.
7.25%, due 07/15/2013	5	4
Consumer Finance (0.7%)
Discover Financial Services
2.63%, due 06/11/2010 *	9	8
Diversified Financial Services (2.2%)
Caterpillar Financial Services Corp.
7.05%, due 10/01/2018	11	12
General Electric Capital Corp.
4.80%, due 05/01/2013	10	10
Glencore Funding LLC
6.00%, due 04/15/2014 -144A	9	4
Diversified Telecommunication Services (3.1%)
AT&T, Inc.
6.70%, due 11/15/2013	10	11
Telefonica Europe BV
7.75%, due 09/15/2010	10	10
Verizon Communications, Inc.
8.75%, due 11/01/2018	12	14
Electric Utilities (0.4%)
Consolidated Edison Co. of New York, Inc.
6.20%, due 06/15/2036	5	5
Food & Staples Retailing (1.3%)
Safeway, Inc.
1.82%, due 03/27/2009 *	10	10
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	5	4
Food Products (2.1%)
Cargill, Inc.
5.60%, due 09/15/2012 -144A	10	9
General Mills, Inc.
4.19%, due 01/22/2010 *	10	10
Michael Foods, Inc.
8.00%, due 11/15/2013	5	4

The notes to the financial statements are an integral part of this report

	Principal	Value
Household Products (0.5%)
Kimberly-Clark Corp.
6.63%, due 08/01/2037	$5	$6
Insurance (0.2%)
Oil Insurance, Ltd.
7.56%, due 06/30/2011 -144A ¡ Ž	5	2
IT Services (0.4%)
Aramark Corp.
8.50%, due 02/01/2015 ^	5	4
Machinery (0.4%)
Tyco Electronics Group SA
6.55%, due 10/01/2017	6	5
Media (2.6%)
Comcast Corp.
1.46%, due 07/14/2009 *	6	6
Walt Disney Co.
4.50%, due 12/15/2013 ^	13	13
Time Warner Cable, Inc.
6.75%, due 07/01/2018 ^	10	10
Metals & Mining (0.3%)
Arcelormittal
5.38%, due 06/01/2013 ^	5	4
Oil, Gas & Consumable Fuels (2.8%)
Energy Transfer Partners, LP
9.70%, due 03/15/2019	15	15
PetroHawk Energy Corp.
9.13%, due 07/15/2013	5	4
Sempra Energy
9.80%, due 02/15/2019	10	11
Paper & Forest Products (0.9%)
Celulosa Arauco y Constitucion SA
8.63%, due 08/15/2010	10	10
Real Estate Investment Trusts (3.6%)
BRE Properties, Inc.
5.75%, due 09/01/2009	20	19
Host Hotels & Resorts, Inc.
7.13%, due 11/01/2013	5	4
PPF Funding, Inc.
5.35%, due 04/15/2012 -144A	10	8
Wea Finance LLC / WCI Finance LLC
5.40%, due 10/01/2012 -144A	11	8
Real Estate Management & Development (0.7%)
Post Apartment Homes, LP
6.30%, due 06/01/2013	10	8
Road & Rail (1.0%)
Hertz Corp.
8.88%, due 01/01/2014 ^	5	3
Norfolk Southern Corp.
6.20%, due 04/15/2009	8	8
Total Corporate Debt Securities (cost $431)		400

REPURCHASE AGREEMENT (0.4%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $4 on 01/02/2009 à •	4	4
Total Repurchase Agreement (cost $4)		4

	Shares
SECURITIES LENDING COLLATERAL (3.4%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à ▲	38,495	38
Total Securities Lending Collateral (cost $38)		38

Total Investment Securities (cost $1,180)#		$1,155

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $38.
*	Floating or variable rate note. Rate is listed as of 12/31/2008.
¡	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2008.
Ž	The security has a perpetual maturity. The date shown is the next call date.
•	Repurchase agreement is collateralized by a U.S. Government Obligation with a zero coupon interest rate, a maturity date of 01/29/2009, and with a market value plus accrued interest of $5.
▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $1,180. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $33 and $58, respectively. Net unrealized depreciation for tax purposes is $25.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2008, these securities aggregated $65, or 5.83% of the Fund’s net assets.

TIPS	Treasury Inflated Protected Security
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

The notes to the financial statements are an integral part of this report

Transamerica Premier Institutional Equity Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.2%)
Aerospace & Defense (6.8%)
Boeing Co.	27,000	$1,152
Raytheon Co. ^	74,000	3,777
Air Freight & Logistics (3.3%)
Expeditors International of Washington, Inc. ^	73,000	2,429
Auto Components (5.0%)
BorgWarner, Inc. ^	67,300	1,465
Johnson Controls, Inc.	121,000	2,197
Automobiles (1.2%)
Daimler AG	23,500	900
Biotechnology (6.3%)
Gilead Sciences, Inc. ‡ ^	90,000	4,603
Capital Markets (5.3%)
Charles Schwab Corp.	100,000	1,617
T. Rowe Price Group, Inc. ^	63,766	2,260
Chemicals (11.3%)
Ecolab, Inc. ^	40,000	1,406
Praxair, Inc.	65,000	3,858
Sigma-Aldrich Corp. ^	70,000	2,957
Commercial Banks (3.7%)
Wells Fargo & Co. ^	91,000	2,683
Communications Equipment (6.9%)
Cisco Systems, Inc. ‡	90,000	1,467
Qualcomm, Inc.	100,000	3,583
Computers & Peripherals (4.1%)
Apple, Inc. ‡ ^	35,100	2,996
Construction & Engineering (3.6%)
Jacobs Engineering Group, Inc. ‡ ^	54,000	2,597
Consumer Finance (1.9%)
American Express Co. ^	73,000	1,354
Diversified Financial Services (1.7%)
CME Group, Inc. -Class A	6,100	1,269
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	67,000	1,910
Electrical Equipment (2.0%)
Emerson Electric Co.	40,000	1,464
Electronic Equipment & Instruments (3.3%)
Tyco Electronics, Ltd.	146,000	2,367
Health Care Equipment & Supplies (6.4%)
Becton Dickinson & Co.	37,000	2,530
Varian Medical Systems, Inc. ‡ ^	60,000	2,102
Industrial Conglomerates (3.1%)
General Electric Co. ^	140,000	2,268
Internet & Catalog Retail (4.4%)
Amazon.com, Inc. ‡ ^	62,000	3,179
Internet Software & Services (3.7%)
Google, Inc. -Class A ‡	8,700	2,677
Machinery (5.3%)
Caterpillar, Inc. ^	40,000	1,787
PACCAR, Inc. ^	70,000	2,002
Media (1.9%)
Walt Disney Co.	60,000	1,361
Pharmaceuticals (2.0%)
Allergan, Inc.	36,000	1,452
Road & Rail (3.4%)
Union Pacific Corp. ^	52,000	2,486
Total Common Stocks (cost $99,262)		72,155

SECURITIES LENDING COLLATERAL (13.6%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à ▲	9,875,469	9,875
Total Securities Lending Collateral (cost $9,875)		9,875

Total Investment Securities (cost $109,137)#		$82,030

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $9,643.
‡	Non-income producing security.
▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $109,481. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $643 and $28,094, respectively. Net unrealized depreciation for tax purposes is $27,451.

The notes to the financial statements are an integral part of this report

Transamerica Premier Institutional Small Cap Value Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.9%)
Aerospace & Defense (2.8%)
Alliant Techsystems, Inc. ‡ ^	1,675	$144
Auto Components (1.6%)
Tenneco, Inc. ‡	27,025	80
Chemicals (6.3%)
Zep, Inc.	16,420	317
Commercial Banks (7.7%)
Bank of Hawaii Corp.	2,470	112
City National Corp.	2,445	119
Wintrust Financial Corp. ^	7,610	157
Communications Equipment (6.4%)
Arris Group, Inc. ‡	25,660	204
Harmonic Lightwaves, Inc. ‡	21,293	119
Consumer Finance (2.2%)
Ezcorp, Inc. -Class A ‡	7,465	114
Electric Utilities (4.1%)
UIL Holdings Corp.	6,985	210
Energy Equipment & Services (1.2%)
Superior Energy Services, Inc. ‡	3,807	61
Health Care Equipment & Supplies (2.2%)
West Pharmaceutical Services, Inc.	2,945	111
Health Care Providers & Services (3.6%)
Nighthawk Radiology Holdings, Inc. ‡	37,360	182
Health Care Technology (5.1%)
Allscripts-Misys Healthcare Solutions, Inc. ^	26,000	258
Hotels, Restaurants & Leisure (5.8%)
Cheesecake Factory ‡	11,520	116
PF Chang’s China Bistro, Inc. ‡ ^	8,429	176
Internet Software & Services (3.2%)
Valueclick, Inc. ‡	23,528	161
IT Services (2.9%)
NeuStar, Inc. -Class A ‡	7,703	147
Life Sciences Tools & Services (7.4%)
Charles River Laboratories International, Inc. ‡	6,285	165
Varian, Inc. ‡	6,125	205
Machinery (2.2%)
Clarcor, Inc.	3,360	111
Media (2.2%)
Lamar Advertising Co. -Class A ‡	8,815	111
Oil, Gas & Consumable Fuels (4.3%)
Goodrich Petroleum Corp. ‡ ^	3,880	116
Petroquest Energy, Inc. ‡ ^	14,650	99
Personal Products (2.1%)
Bare Escentuals, Inc. ‡ ^	19,952	104
Pharmaceuticals (2.7%)
Sepracor, Inc. ‡	12,615	138
Real Estate Investment Trusts (15.6%)
Capstead Mortgage Corp.	43,700	471
Omega Healthcare Investors, Inc.	10,880	174
Potlatch Corp.	5,665	147
Software (3.1%)
Macrovision Solutions Corp. ‡	12,517	158
Textiles, Apparel & Luxury Goods (3.2%)
Hanesbrands, Inc. ‡ ^	12,880	164
Total Common Stocks (cost $6,017)		4,951

	Principal
REPURCHASE AGREEMENT (5.0%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $254 on 01/02/2009 à •	$254	254
Total Repurchase Agreement (cost $254)		254

	Shares
SECURITIES LENDING COLLATERAL (3.1%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à ▲	156,613	157
Total Securities Lending Collateral (cost $157)		157

Total Investment Securities (cost $6,428)#		$5,362

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $153.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 5.13%, a maturity date of 01/01/2034, and with a market value plus accrued interest of $1,423.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
▲	Interest rate shown reflects the yield at 12/31/2008.
#

Aggregate cost for federal income tax purposes is $6,425. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $273 and $1,336, respectively. Net unrealized depreciation for tax purposes is $1,063.

The notes to the financial statements are an integral part of this report

Transamerica Premier Institutional Diversified Equity Fund

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (101.2%)
Aerospace & Defense (7.4%)
Boeing Co.	110	$5
Lockheed Martin Corp.	175	15
Precision Castparts Corp.	210	12
Air Freight & Logistics (2.6%)
CH Robinson Worldwide, Inc. ^	90	5
Expeditors International of Washington, Inc.	200	7
Auto Components (4.2%)
BorgWarner, Inc.	500	11
Johnson Controls, Inc. ^	400	7
Automobiles (1.0%)
Daimler AG	110	4
Beverages (1.3%)
PepsiCo, Inc.	100	5
Capital Markets (10.4%)
BlackRock, Inc. -Class A ^	110	15
Charles Schwab Corp.	810	13
Merrill Lynch & Co., Inc. ^	470	5
T. Rowe Price Group, Inc. ^	330	12
Chemicals (6.5%)
Ecolab, Inc.	300	11
Monsanto Co.	70	5
Sigma-Aldrich Corp. ^	310	13
Communications Equipment (1.7%)
Qualcomm, Inc.	210	8
Computers & Peripherals (6.6%)
Apple, Inc. ‡	150	13
Hewlett-Packard Co.	450	16
Construction & Engineering (2.2%)
Jacobs Engineering Group, Inc. ‡ ^	200	10
Consumer Finance (0.7%)
American Express Co.	170	3
Diversified Financial Services (3.2%)
CME Group, Inc. -Class A	20	4
JPMorgan Chase & Co.	310	10
Diversified Telecommunication Services (4.7%)
Verizon Communications, Inc. ^	600	20
Electronic Equipment & Instruments (1.9%)
Tyco Electronics, Ltd.	520	8
Energy Equipment & Services (0.7%)
Schlumberger, Ltd. ^	75	3
Food & Staples Retailing (3.0%)
Costco Wholesale Corp.	250	13
Health Care Equipment & Supplies (3.8%)
Becton Dickinson & Co.	175	12
Covidien, Ltd.	130	5
Internet & Catalog Retail (2.8%)
Amazon.com, Inc. ‡ ^	240	12
Internet Software & Services (2.1%)
Google, Inc. -Class A ‡	30	9
Leisure Equipment & Products (1.1%)
Hasbro, Inc. ^	160	5
Machinery (8.2%)
Caterpillar, Inc. ^	160	7
Donaldson Co., Inc.	250	8
Kennametal, Inc.	620	14
PACCAR, Inc. ^	230	7
Media (3.5%)
Walt Disney Co.	670	15
Oil, Gas & Consumable Fuels (1.2%)
Anadarko Petroleum Corp. ^	140	5
Real Estate Investment Trusts (2.6%)
Plum Creek Timber Co., Inc. ^	320	11
Road & Rail (2.9%)
Burlington Northern Santa Fe Corp.	165	13
Semiconductors & Semiconductor Equipment (2.2%)
Intel Corp.	650	10
Software (6.4%)
Activision Blizzard, Inc. ‡	400	3
Adobe Systems, Inc. ‡	420	9
Oracle Corp. ‡ ^	300	5
Salesforce.com, Inc. ‡ ^	320	10
Textiles, Apparel & Luxury Goods (3.4%)
Nike, Inc. -Class B ^	290	15
Trading Companies & Distributors (2.9%)
WW Grainger, Inc.	160	13
Total Common Stocks (cost $557)		441

	Principal
REPURCHASE AGREEMENT (2.1%)
State Street Repurchase Agreement 0.01%, dated 12/31/2008, to be repurchased at $9 on 01/02/2009 à •	$9	9
Total Repurchase Agreement (cost $9)		9

	Shares
SECURITIES LENDING COLLATERAL (9.1%)
State Street Navigator Securities Lending Trust - Prime Portfolio, 2.14% à ▲	39,631	40
Total Securities Lending Collateral (cost $40)		40

Total Investment Securities (cost $606)#		$490

NOTES TO SCHEDULE OF INVESTMENTS:

^	All or a portion of this security is on loan. The value of all securities on loan is $39.
‡	Non-income producing security.
•	Repurchase agreement is collateralized by a U.S. Government Agency Obligation with an interest rate of 1.55%, a maturity date of 08/15/2036, and with a market value plus accrued interest of $10.
▲	Interest rate shown reflects the yield at 12/31/2008.
à	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.
#

Aggregate cost for federal income tax purposes is $608. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $15 and $133 , respectively. Net unrealized depreciation for tax purposes is $118.

The notes to the financial statements are an integral part of this report

STATEMENTS OF ASSETS & LIABILITIES

At December 31, 2008

(all amounts except per share amounts in thousands)

	Transamerica Premier Diversified Equity Fund		Transamerica Premier Equity Fund		Transamerica Premier Focus Fund		Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund
Assets:
Investment, at cost	$280,750		$750,820		$71,613		$106,177	$374,527	$45,091	$69,956
Securities loaned, at value	$26,863		$46,371		$7,662		$10,054	$36,279	$2,020	$—

Investment, at value	$221,319		$558,707		$58,749		$88,813	$316,465	$33,735	$69,956
Cash	—	(a)	14		—		—	—	—	—
Prepaid money market guarantee insurance	—		—		—		—	—	—	11
Receivables:
Investment securities sold	—		—		—		—	7,300	455	—
Shares of beneficial interest sold	620		1,215		12		17	105	59	43
Interest	—	(a)	—	(a)	—	(a)	— (a)	1,152	960	6
Income from loaned securities	27		43		8		19	37	3	—
Dividends	296		1,134		75		36	233	—	—
	$222,262		$561,113		$58,844		$88,885	$325,292	$35,212	$70,016

Liabilities:
Payables:
Investment securities purchased	—		1,899		—		372	—	231	—
Shares of beneficial interest redeemed	118		3,404		68		38	8,351	198	384
Management and advisory fees	70		416		38		58	149	15	4
Distribution and service fees	43		115		11		17	64	1	—
Transfer agent fees	46		81		11		20	61	2	6
Trustees fees	—	(a)	—	(a)	—	(a)	—	—	— (a)	—
Administration fees	3		9		1		1	5	1	1
Dividends to shareholders	—		—		—		—	—	—	2
Payable for collateral for securities on loan	27,497		47,481		7,850		10,290	37,098	2,062	—
Other	40		72		31		33	49	33	34
	27,817		53,477		8,010		10,829	45,777	2,543	431
Net Assets	$194,445		$507,636		$50,834		$78,056	$279,515	$32,669	$69,585

Net Assets Consist of:
Paid-in capital	$257,940		$843,893		$68,328		$109,596	$342,982	$72,442	$69,587
Undistributed net investment income	62		875		11		—	—	59	—
Accumulated net realized loss on investments	(4,126)		(145,019)		(4,641)		(14,176)	(5,405)	(28,476)	(2)
Net unrealized depreciation of investments	(59,431)		(192,113)		(12,864)		(17,364)	(58,062)	(11,356)	—
Net Assets	$194,445		$507,636		$50,834		$78,056	$279,515	$32,669	$69,585

Institutional Class
Net Assets	$—		$—		$—		$—	$—	$26,582	$—
Shares Outstanding	—		—		—		—	—	5,346	—
Net Asset Value, Offering Price and Redemption Price Per Share	$—		$—		$—		$—	$—	$4.97	$—
Investor Class
Net Assets	$194,445		$507,636		$50,834		$78,056	$279,515	$6,087	$69,585
Shares Outstanding	19,809		36,523		3,829		4,780	16,435	1,211	69,587
Net Asset Value, Offering Price and Redemption Price Per Share	$9.82		$13.90		$13.28		$16.33	$17.01	$5.03	$1.00

The notes to the financial statements are an integral part of this report

	Transamerica Premier Institutional Bond Fund		Transamerica Premier Institutional Equity Fund	Transamerica Premier Institutional Small Cap Value Fund		Transamerica Premier Institutional Diversified Equity Fund
Assets:
Investment, at cost	$1,180		$109,137	$6,428		$606
Securities loaned, at value	$38		$9,643	$153		$39

Investment, at value	$1,155		$82,030	$5,362		$490
Receivables:
Investment securities sold	11		520	1		—
Shares of beneficial interest sold	—		1,036	1		—
Interest	10		—	—	(a)	—	(a)
Income from loaned securities	—		10	—		—
Dividends	—		159	19		1
Due from advisor	16		—	22		13
	$1,192		$83,755	$5,405		$504

Liabilities:
Payables:
Investment securities purchased	11		—	22		—
Shares of beneficial interest redeemed	—		910	136		—
Management and advisory fees	—		31	—		—
Transfer agent fees	—	(a)	1	2		—	(a)
Trustees fees	—	(a)	—	—	(a)	—	(a)
Administration fees	—	(a)	1	—	(a)	—	(a)
Due to custodian	—		165	—		—	(a)
Payable for collateral for securities on loan	38		9,875	157		40
Other	29		33	29		28
	78		11,016	346		68
Net Assets	$1,114		$72,739	$5,059		$436

Net Assets Consist of:
Paid-in capital	$1,198		$114,349	$11,133		$561
Undistributed (accumulated) net investment income (loss)	(1)		126	8		—
Accumulated net realized loss on investments	(58)		(14,629)	(5,016)		(9)
Net unrealized depreciation of investments	(25)		(27,107)	(1,066)		(116)
Net Assets	$1,114		$72,739	$5,059		$436

Institutional Class
Net Assets	$1,114		$72,739	$5,059		$436
Shares Outstanding	123		9,762	529		56
Net Asset Value, Offering Price and Redemption Price Per Share	$8.96		$7.45	$9.56		$7.79

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2008

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund
Investment Income:
Dividends	$3,592	$12,291	$474	$756	$3,626	$21	$—
Less withholding taxes on foreign dividends	—	—	(5)	(1)	—	—	—
Interest	140	408	87	85	7,175	4,459	2,339
Income from loaned securities-net	157	307	62	166	218	28	—
Total Income	3,889	13,006	618	1,006	11,019	4,508	2,339

Expenses
Management and advisory fees	1,866	7,451	585	908	2,833	255	272
Transfer agent and shareholder servicing fees:
Institutional Class	—	—	—	—	—	1	—
Investor Class	624	1,388	144	261	789	27	90
Distribution and service fees:
Investor Class	647	2,254	182	283	987	31	—
Custodian fees	28	95	10	16	51	15	17
Registration fees
Institutional Class	—	—	—	—	—	— (a)	—
Investor Class	30	101	20	21	28	32	29
Administration fees	52	180	14	23	79	10	16
Legal fees	14	48	4	6	21	1	4
Audit fees	23	19	25	24	21	24	25
Trustees fees	12	42	3	5	18	2	4
Money market guarantee insurance fees	—	—	—	—	—	—	9
Printing and shareholder reports	22	113	8	14	38	4	7
Other	13	47	4	6	21	3	6
Total expenses before waiver and reimbursement	3,331	11,738	999	1,567	4,886	405	479
Reimbursed expenses and waived fees	(357)	(1,369)	—	—	(542)	(61)	(267)
Net Expenses	2,974	10,369	999	1,567	4,344	344	212

Net Investment Income (Loss)	915	2,637	(381)	(561)	6,675	4,164	2,127

Net Realized Gain (Loss) from on Investments:
Net realized gain (loss) on investments	(2,752)	(145,013)	(4,628)	(14,019)	3,790	(6,655)	(2)
Change in unrealized depreciation on investments	(127,173)	(364,089)	(32,976)	(42,689)	(165,457)	(9,237)	—
Net Realized and Unrealized Loss	(129,925)	(509,102)	(37,604)	(56,708)	(161,667)	(15,892)	(2)
Net Increase (Decrease) In Net Assets Resulting from Operations	$(129,010)	$(506,465)	$(37,985)	$(57,269)	$(154,992)	$(11,728)	$2,125

The notes to the financial statements are an integral part of this report

	Transamerica Premier Institutional Bond Fund		Transamerica Premier Institutional Equity Fund	Transamerica Premier Institutional Small Cap Value Fund	Transamerica Premier Institutional Diversified Equity Fund
Investment Income:
Dividends	$—		$1,392	$217	$8
Less withholding taxes on foreign dividends	—		—	—	—	(a)
Interest	59		66	7	—	(a)
Income from loaned securities-net	—		59	10	1
Total Income	59		1,517	234	9

Expenses
Management and advisory fees	5		741	56	4
Transfer agent and shareholder servicing fees:
Institutional Class	—	(a)	15	11	—	(a)
Custodian fees	10		14	11	4
Registration fees
Institutional Class	19		26	24	19
Administration fees	—	(a)	20	1	—	(a)
Legal fees	—	(a)	6	— (a)	—	(a)
Audit fees	26		25	26	26
Trustees fees	—	(a)	5	— (a)	—	(a)
Printing and shareholder reports	—	(a)	10	1	—	(a)
Other	1		5	1	1
Total expenses before waiver and reimbursement	61		867	131	54
Reimbursed expenses and waived fees	(56)		(105)	(74)	(49)
Net Expenses	5		762	57	5

Net Investment Income	54		755	177	4

Net Realized Gain (Loss) from on Investments:
Net realized gain (loss) on investments	(24)		(14,594)	(5,033)	7
Change in unrealized depreciation on investments	(23)		(43,056)	(1,195)	(315)
Net Realized and Unrealized Loss	(47)		(57,650)	(6,228)	(308)
Net Increase (Decrease) In Net Assets Resulting from Operations	$7		$(56,895)	$(6,051)	$(304)

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund		Transamerica Premier Equity Fund		Transamerica Premier Focus Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$915	$215	$2,637	$(1,117)	$(381)	$(442)
Net realized gain (loss) on investments	(2,752)	11,413	(145,013)	17,531	(4,628)	13,322
Change in unrealized appreciation (depreciation) on investments	(127,173)	32,390	(364,089)	95,774	(32,976)	3,357

Net increase (decrease) in net assets resulting from operations	(129,010)	44,018	(506,465)	112,188	(37,985)	16,237

Dividends / Distributions to Shareholders
From net investment income:
Investor Class	(430)	(26)	(1,762)	—	—	—
From net realized gains on investments:
Investor Class	(5,449)	(8,118)	(7,039)	(13,873)	(2,249)	(38)
Net decrease in net assets resulting from distributions	(5,879)	(8,144)	(8,801)	(13,873)	(2,249)	(38)

Net Fund Shares Transactions	23,991	61,862	(23,510)	377,417	(4,304)	(8,027)

Net increase (decrease) in net assets	(110,898)	97,736	(538,776)	475,732	(44,538)	8,172

Net Assets
Beginning of year	$305,343	$207,607	$1,046,412	$570,680	$95,372	$87,200
End of year(a)	$194,445	$305,343	$507,636	$1,046,412	$50,834	$95,372
Undistributed Net Investment Income	$62	$—	$875	$—	$11	$—

	Transamerica Premier Growth Opportunities Fund		Transamerica Premier Balanced Fund		Transamerica Premier High Yield Bond Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(561)	$(714)	$6,675	$5,192	$4,164	$7,068
Net realized gain (loss) on investments	(14,019)	29,103	3,790	17,546	(6,655)	(1,130)
Change in unrealized appreciation (depreciation) on investments	(42,689)	(461)	(165,457)	29,621	(9,237)	(3,829)

Net increase (decrease) in net assets resulting from operations	(57,269)	27,928	(154,992)	52,359	(11,728)	2,109

Dividends / Distributions to Shareholders
From net investment income:
Institutional Class	—	—	—	—	(3,216)	(6,381)
Investor Class	—	—	(6,185)	(6,341)	(1,081)	(761)
Return of capital:
Investor Class	—	—	(410)	—	—	—
From net realized gains on investments:
Institutional Class	—	—	—	—	—	—
Investor Class	—	(6,662)	(10,717)	(16,991)	—	—
Net decrease in net assets resulting from distributions	—	(6,662)	(17,312)	(23,332)	(4,297)	(7,142)

Net Fund Shares Transactions	(11,526)	(6,406)	(23,419)	69,525	(8,024)	(60,264)

Net increase (decrease) in net assets	(68,795)	14,860	(195,723)	98,552	(24,049)	(65,297)

Net Assets
Beginning of year	$146,851	$131,991	$475,238	$376,686	$56,718	$122,015
End of year(a)	$78,056	$146,851	$279,515	$475,238	$32,669	$56,718
Undistributed (Accumulated) Net Investment Income (Loss)	$—	$—	$—	$321	$59	$48

The notes to the financial statements are an integral part of this report

	Transamerica Premier Cash Reserve Fund		Transamerica Premier Institutional Bond Fund		Transamerica Premier Institutional Equity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets Operations:
Net investment income	$2,127	$4,196	$54	$54	$755	$198
Net realized gain (loss) on investments	(2)	—	(24)	(7)	(14,594)	4,116
Change in unrealized appreciation (depreciation) on investments	—	—	(23)	2	(43,056)	5,274

Net increase (decrease) in net assets resulting from operations	2,125	4,196	7	49	(56,895)	9,588

Dividends / Distributions to Shareholders
From net investment income:
Institutional Class	—	—	(55)	(55)	(734)	(96)
Investor Class	(2,127)	(4,196)	—	—	—	—
From net realized gains on investments:
Institutional Class	—	—	—	—	(152)	(4,056)
Investor Class	—	—	—	—	—	—

Net decrease in net assets resulting from distributions	(2,127)	(4,196)	(55)	(55)	(886)	(4,152)

Net Fund Shares Transactions	(19,830)	16,583	54	47	32,351	34,285

Net increase (decrease) in net assets	(19,832)	16,583	6	41	(25,430)	39,721

Net Assets
Beginning of year	$89,417	$72,834	$1,108	$1,067	$98,169	$58,448
End of year(a)	$69,585	$89,417	$1,114	$1,108	$72,739	$98,169
Undistributed (Accumulated) Net Investment Income (Loss)	$—	$—	$(1)	$(1)	$126	$105

	Transamerica Premier Institutional Small Cap Value Fund		Transamerica Premier Institutional Diversified Equity Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (Decrease) in Net Assets Operations:
Net investment income	$177	$15	$4	$3
Net realized gain (loss) on investments	(5,033)	124	7	36
Change in unrealized appreciation (depreciation) on investments	(1,195)	28	(315)	86

Net increase (decrease) in net assets resulting from operations	(6,051)	167	(304)	125

Dividends / Distributions to Shareholders
From net investment income:
Institutional Class	(153)	(46)	(5)	(3)
From net realized gains on investments:
Institutional Class	(55)	(49)	(21)	(29)
Net decrease in net assets resulting from distributions	(208)	(95)	(26)	(32)

Net Fund Shares Transactions	8,421	2,151	28	32

Net increase (decrease) in net assets	2,162	2,223	(302)	125

Net Assets
Beginning of year	$2,897	$674	$738	$613
End of year(a)	$5,059	$2,897	$436	$738
Undistributed Net Investment Income	$8	$2	$—	$—

(a) Includes undistributed (accumulated) net investment income (loss)

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Transamerica Premier Diversified Equity Fund
	Investor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value
Beginning of year	$17.15	$14.84	$13.69	$12.70	$11.17

Investment Operations
Net investment income(a)	0.05	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on investments	(7.08)	2.77	1.28	0.99	1.51
Total from investment operations	(7.03)	2.78	1.29	1.01	1.54

Dividends / Distributions and Other to Shareholders
Net investment income	(0.02)	— (b)	—	(0.02)	(0.01)
Net realized gains on investments	(0.28)	(0.47)	(0.14)	—	—
Total dividends / distributions	(0.30)	(0.47)	(0.14)	(0.02)	(0.01)

Net Asset Value
End of year	$9.82	$17.15	$14.84	$13.69	$12.70

Total Return(c)	(40.93)%	18.68%	9.42%	7.93%	13.81%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.15%	1.15%	1.15%	1.10%	1.20%
Before reimbursement/fee waiver	1.29%	1.15%	1.15%	1.31%	1.47%
Net investment income, after reimbursement/fee waiver	0.35%	0.08%	0.04%	0.13%	0.28%

Portfolio turnover rate	44%	29%	36%	35%	30%
Net assets End of Year (in thousands)	$194,445	$305,343	$207,607	$148,927	$71,487

For a share outstanding throughout each period

	Transamerica Premier Equity Fund
	Investor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value
Beginning of year	$25.60	$22.52	$22.05	$19.46	$16.90

Investment Operations
Net investment income (loss)(a)	0.06	(0.03)	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	(11.52)	3.45	1.74	3.19	2.58
Total from investment operations	(11.46)	3.42	1.67	3.11	2.56

Dividends / Distributions and Other to Shareholders
Net investment income	(0.05)	—	—	—	—
Net realized gains on investments	(0.19)	(0.34)	(1.20)	(0.52)	—
Total dividends / distributions	(0.24)	(0.34)	(1.20)	(0.52)	—

Net Asset Value
End of year	$13.90	$25.60	$22.52	$22.05	$19.46

Total Return(c)	(44.74)%	15.19%	7.54%	15.96%	15.15%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.15%	1.15%	1.15%	1.09%	1.29%
Before reimbursement/fee waiver	1.30%	1.15%	1.15%	1.09%	1.29%
Net investment income (loss), after reimbursement/fee waiver	0.29%	(0.14)%	(0.28)%	(0.38)%	(0.13)%

Portfolio turnover rate	47%	40%	37%	32%	34%
Net assets End of Year (in thousands)	$507,636	$1,046,412	$570,680	$423,181	$179,454

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Premier Focus Fund
	Investor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value
Beginning of year	$23.64	$19.65	$18.59	$16.01	$13.87

Investment Operations
Net investment loss(a)	(0.10)	(0.11)	(0.11)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(9.65)	4.11	1.17	2.64	2.21
Total from investment operations	(9.75)	4.00	1.06	2.58	2.14

Dividends / Distributions and Other to Shareholders
Net realized gains on investments	(0.61)	(0.01)	—	—	—
Total dividends / distributions	(0.61)	(0.01)	—	—	—

Net Asset Value
End of year	$13.28	$23.64	$19.65	$18.59	$16.01

Total Return(c)	(41.19)%	20.35%	5.70%	16.12%	15.43%

Ratio and Supplemental Data
Expenses to average net assets	1.37%	1.18%	1.20%	1.32%	1.36%
Net investment loss	(0.52)%	(0.50)%	(0.61)%	(0.38)%	(0.48)%

Portfolio turnover rate	66%	51%	46%	67%	64%
Net assets End of Year (in thousands)	$50,834	$95,372	$87,200	$111,705	$92,565

For a share outstanding throughout each period

	Transamerica Premier Growth Opportunities Fund
	Investor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value
Beginning of year	$27.61	$23.50	$22.56	$19.73	$16.99

Investment Operations
Net investment loss(a)	(0.11)	(0.14)	(0.10)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	(11.17)	5.56	1.04	2.88	2.82
Total from investment operations	(11.28)	5.42	0.94	2.83	2.74

Dividends / Distributions and Other to Shareholders
Net realized gains on investments	—	(1.31)	—	—	—
Total dividends / distributions	—	(1.31)	—	—	—

Net Asset Value
End of year	$16.33	$27.61	$23.50	$22.56	$19.73

Total Return(c)	(40.85)%	23.01%	4.17%	14.36%	16.13%

Ratio and Supplemental Data
Expenses to average net assets	1.38%	1.17%	1.17%	1.31%	1.36%
Net investment loss	(0.50)%	(0.52)%	(0.43)%	(0.24)%	(0.44)%

Portfolio turnover rate	56%	77%	64%	52%	37%
Net assets End of Year (in thousands)	$78,056	$146,851	$131,991	$152,064	$118,442

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Premier Balanced Fund
	Investor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value
Beginning of year	$27.14	$25.24	$23.63	$22.60	$20.22

Investment Operations
Net investment income (loss)(a)	0.39	0.33	0.25	0.26	(0.22)
Net realized and unrealized gain (loss) on investments	(9.43)	2.97	1.69	1.04	2.83
Total from investment operations	(9.04)	3.30	1.94	1.30	2.61

Dividends / Distributions and Other to Shareholders
Net investment income	(0.39)	(0.38)	(0.19)	(0.27)	(0.23)
Return of capital	(0.03)	—	—	—	—
Net realized gains on investments	(0.67)	(1.02)	(0.14)	—	—
Total dividends / distributions	(1.09)	(1.40)	(0.33)	(0.27)	(0.23)

Net Asset Value
End of year	$17.01	$27.14	$25.24	$23.63	$22.60

Total Return(c)	(33.27)%	13.04%	8.20%	5.81%	12.92%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.10%	1.10%	1.10%	1.08%	1.29%
Before reimbursement/fee waiver	1.24%	1.10%	1.10%	1.14%	1.29%
Net investment income (loss), after reimbursement/fee waiver	1.68%	1.21%	1.02%	1.14%	(1.04)%

Portfolio turnover rate	69%	58%	45%	53%	47%
Net assets End of Year (in thousands)	$279,515	$475,238	$376,686	$305,892	$245,138

For a share outstanding throughout each period

	Transamerica Premier High Yield Bond Fund
	Investor Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value
Beginning of year	$7.36	$7.86	$7.71	$8.00	$7.76

Investment Operations
Net investment income(a)	0.57	0.55	0.53	0.50	0.52
Net realized and unrealized gain (loss) on investments	(2.32)	(0.50)	0.14	(0.28)	0.25
Total from investment operations	(1.75)	0.05	0.67	0.22	0.77

Dividends / Distributions and Other to Shareholders
Net investment income	(0.58)	(0.55)	(0.52)	(0.51)	(0.53)
Total dividends / distributions	(0.58)	(0.55)	(0.52)	(0.51)	(0.53)

Net Asset Value
End of year	$5.03	$7.36	$7.86	$7.71	$8.00

Total Return(c)	(25.19)%	0.59%	9.01%	2.93%	10.38%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.37%	1.32%	1.19%	1.34%	1.43%
Net investment income, after reimbursement/fee waiver	8.36%	7.04%	6.81%	6.46%	6.75%

Portfolio turnover rate	82%	89%	127%	93%	152%
Net assets End of Year (in thousands)	$6,087	$8,209	$16,418	$12,062	$8,227

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Premier High Yield Bond Fund
	Institutional Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value
Beginning of year	$7.29	$7.79	$7.65	$7.95	$7.70

Investment Operations
Net investment income(a)	0.57	0.57	0.55	0.52	0.54
Net realized and unrealized gain (loss) on investments	(2.30)	(0.49)	0.13	(0.29)	0.26
Total from investment operations	(1.73)	0.08	0.68	0.23	0.80

Dividends / Distributions and Other to Shareholders
Net investment income	(0.59)	(0.58)	(0.54)	(0.53)	(0.55)
Total dividends / distributions	(0.59)	(0.58)	(0.54)	(0.53)	(0.55)

Net Asset Value
End of year	$4.97	$7.29	$7.79	$7.65	$7.95

Total Return(c)	(25.13)%	0.86%	9.23%	3.08%	10.88%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.65%	0.65%	0.64%	0.65%	0.63%
Before reimbursement/fee waiver	0.65%	0.66%	0.64%	0.70%	0.63%
Net investment income, after reimbursement/fee waiver	8.77%	7.30%	7.09%	6.65%	7.06%

Portfolio turnover rate	82%	89%	127%	93%	152%
Net assets End of Year (in thousands)	$26,582	$48,509	$105,597	$97,480	$135,161

For a share outstanding throughout each period

	Transamerica Premier Cash Reserve Fund
	Investor Class
	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment Operations
Net investment income(a)	0.03		0.05	0.05	0.03	0.01
Total from investment operations	0.03		0.05	0.05	0.03	0.01

Dividends / Distributions and Other to Shareholders
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Total dividends / distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net Asset Value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(c)	2.57%		5.12%	4.91%	3.06%	1.16%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.26	%(d)	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.58	%(d)	0.60%	0.68%	0.74%	0.63%
Net investment income, after reimbursement/fee waiver	2.58%		5.01%	4.87%	3.02%	1.13%
Net assets End of Year (in thousands)	$69,585		$89,417	$72,834	$39,405	$37,038

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Premier Institutional Bond Fund
	Institutional Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(e)
Net Asset Value
Beginning of year	$9.36	$9.41	$9.75	$10.00

Investment Operations
Net investment income(a)	0.45	0.47	0.46	0.38
Net realized and unrealized loss on investments	(0.40)	(0.04)	(0.10)	(0.23)
Total from investment operations	0.05	0.43	0.36	0.15

Dividends / Distributions and Other to Shareholders
Net investment income	(0.45)	(0.48)	(0.48)	(0.40)
Return of capital	—	—	(0.22)	—
Total dividends / distributions	(0.45)	(0.48)	(0.70)	(0.40)

Net Asset Value
End of year	$8.96	$9.36	$9.41	$9.75

Total Return(c)	0.56%	4.68%	3.88%	1.53	%(f)

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.45%	0.45%	0.45%	0.45	%(g)
Before reimbursement/fee waiver	5.50%	6.25%	5.74%	7.97	%(g)
Net investment income, after reimbursement/fee waiver	4.91%	5.00%	4.80%	4.18	%(g)

Portfolio turnover rate	109%	88%	151%	269	%(f)
Net assets End of Year (in thousands)	$1,114	$1,108	$1,067	$1,027

For a share outstanding throughout each period

	Transamerica Premier Institutional Equity Fund
	Institutional Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Period Ended December 31, 2004(h)
Net Asset Value
Beginning of year	$13.45	$12.21	$11.41	$11.11	$10.00

Investment Operations
Net investment income (loss)(a)	0.08	0.04	0.01	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	(5.99)	1.79	0.93	1.91	1.40
Total from investment operations	(5.91)	1.83	0.94	1.90	1.48

Dividends / Distributions and Other to Shareholders
Net investment income	(0.07)	(0.01)	(0.01)	—	(0.36)
Net realized gains on investments	(0.02)	(0.58)	(0.13)	(1.60)	(0.01)
Total dividends / distributions	(0.09)	(0.59)	(0.14)	(1.60)	(0.37)

Net Asset Value
End of year	$7.45	$13.45	$12.21	$11.41	$11.11

Total Return(c)	(43.92)%	14.96%	8.22%	17.03%	11.51	%(f)
Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.75%	0.75%	0.75%	0.75%	0.75	%(g)
Before reimbursement/fee waiver	0.85%	0.90%	0.93%	1.05%	0.90	%(g)
Net investment income (loss), after reimbursement/fee waiver	0.74%	0.28%	0.09%	(0.06)%	1.31	%(g)

Portfolio turnover rate	35%	47%	31%	122%	18	%(f)
Net assets End of Year (in thousands)	$72,739	$98,169	$58,448	$44,106	$62,110

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Premier Institutional Small Cap Value Fund
	Institutional Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(e)
Net Asset Value
Beginning of year	$15.81	$12.32	$10.73	$10.00

Investment Operations
Net investment income(a)	0.36	0.22	0.14	0.10
Net realized and unrealized gain (loss) on investments	(6.23)	3.87	1.88	1.17
Total from investment operations	(5.87)	4.09	2.02	1.27

Dividends / Distributions and Other to Shareholders
Net investment income	(0.28)	(0.29)	(0.12)	(0.08)
Net realized gains on investments	(0.10)	(0.31)	(0.31)	(0.46)
Total dividends / distributions	(0.38)	(0.60)	(0.43)	(0.54)

Net Asset Value
End of year	$9.56	$15.81	$12.32	$10.73

Total Return(c)	(37.01)%	33.12%	18.74%	12.67	%(f)

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.85%	0.85%	0.85%	0.85	%(g)
Before reimbursement/fee waiver	1.95%	6.37%	8.68%	9.32	%(g)
Net investment income, after reimbursement/fee waiver	2.62%	1.49%	1.15%	1.00	%(g)

Portfolio turnover rate	135%	31%	53%	53	%(f)
Net assets End of Year (in thousands)	$5,059	$2,897	$674	$563

For a share outstanding throughout each period

	Transamerica Premier Institutional Diversified Equity Fund
	Institutional Class
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(e)
Net Asset Value
Beginning of year	$14.06	$12.21	$11.14	$10.00

Investment Operations
Net investment income(a)	0.09	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	(5.87)	2.43	1.02	1.14
Total from investment operations	(5.78)	2.49	1.07	1.19

Dividends / Distributions and Other to Shareholders
Net investment income	(0.09)	(0.06)	—	(0.05)
Net realized gains on investments	(0.40)	(0.58)	—	—
Total dividends / distributions	(0.49)	(0.64)	—	(0.05)

Net Asset Value
End of year	$7.79	$14.06	$12.21	$11.14

Total Return(c)	(41.06)%	20.34%	9.61%	11.88	%(f)

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.75%	0.75%	0.75%	0.75	%(g)
Before reimbursement/fee waiver	8.87%	9.02%	8.90%	9.27	%(g)
Net investment income, after reimbursement/fee waiver	0.74%	0.44%	0.40%	0.52	%(g)

Portfolio turnover rate	46%	31%	40%	38	%(f)
Net assets End of Year (in thousands)	$436	$738	$613	$559

(a) Calculation based on the average number of shares outstanding during the period.

(b) Rounds to less than $(.01) per share.

(c) Total Return represents aggregate total return for each period.

(d) Inclusive of Money Market Guarantee expense. The impact of the Money Market Guarantee expense is 0.01%.

(e) Commenced operations on February 1, 2005.

(f) Not annualized.

(g) Annualized.

(h) Commenced operations on June 1, 2004.

The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS

At December 31, 2008

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Investors, Inc. (the “Company”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Company is composed of eleven Funds: Transamerica Premier Diversified Equity Fund (the “Diversified Equity Fund”), Transamerica Premier Equity Fund (the “Equity Fund”), Transamerica Premier Focus Fund (the “Focus Fund”),Transamerica Premier Growth Opportunities Fund (the “Growth Opportunities Fund”), Transamerica Premier Balanced Fund (the “Balanced Fund”), Transamerica Premier High Yield Bond Fund (the “High Yield Bond Fund”), Transamerica Premier Cash Reserve Fund (the “Cash Reserve Fund”), Transamerica Premier Institutional Bond Fund (the “Institutional Bond Fund”), Transamerica Premier Institutional Equity Fund (the “Institutional Equity Fund”), Transamerica Premier Institutional Small Cap Value Fund (the “Institutional Small Cap Value Fund”), and Transamerica Premier Institutional Diversified Equity Fund (the “Institutional Diversified Equity Fund”), (individually, a “Fund” and collectively, the “Funds”). All of the Funds are diversified except the Focus Fund, which is non-diversified under the 1940 Act. For information on investment objectives and strategies, please refer to the Funds’ prospectus.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Multiple Class Operations and Expenses

The Company currently offers two classes of shares, either an Investor and/or an Institutional class in each of the Funds, which reflect different expense levels. Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated to each class based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund.

Valuation of Securities

Fund investments traded on an exchange are valued at the last sale price or closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted sale bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates fair value.

As permitted under Rule 2a-7 of the 1940 Act, the Cash Reserve Fund values its securities at amortized cost, which with accrued interest approximates fair value.

The Funds value their investment securities at fair value based upon procedures approved by the Board of Directors on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially affect the value of investments. Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair value as determined in good faith by the Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee, under the supervision of the Board of Directors.

Effective January 1, 2008, the Funds adopted the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2008:

	Investments in Securities			Total Investments in
Fund	Level 1	Level 2	Level 3	Securities
Diversified Equity Fund	$188,586	$32,733	$—	$221,319
Equity Fund	504,878	53,829	—	558,707
Focus Fund	38,512	20,237	—	58,749
Growth Opportunities Fund	74,719	14,094	—	88,813
Balanced Fund	161,383	155,082	—	316,465
High Yield Bond Fund	—	33,735	—	33,735
Cash Reserve Fund	—	69,956	—	69,956
Institutional Bond Fund	—	1,155	—	1,155
Institutional Equity Fund	72,155	9,875	—	82,030
Institutional Small Cap Value Fund	4,951	411	—	5,362
Institutional Diversified Equity Fund	441	49	—	490

Management has determined that there were no securities classified as Level 3 securities at December 31, 2007 or December 31, 2008.

Pricing of Shares

The Funds price their shares on the basis of the net asset value of each class of shares of the Funds, which are determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

Repurchase Agreements

The Funds are authorized to enter into repurchase agreements. The Funds, through their custodian, State Street Bank & Trust Company (“State Street”), receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 102% of the resale price. The Funds will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture

Transamerica Investment Management, LLC is the only sub-advisor to the Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Premier Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Premier Funds, or by any other party.

Recaptured commissions for the year ended December 31, 2008 are included in net realized gains in the Statements of Operations and are summarized as follows:

Fund	Commissions
Diversified Equity Fund	$9
Equity Fund	34
Focus Fund	4
Growth Opportunities Fund	7
Balanced Fund	6
Institutional Equity Fund	4
Institutional Small Cap Value Fund	4
Institutional Diversified Equity Fund	—	*

* Amount rounds to less than $1.

Securities lending

The Fund may lend securities to qualified borrowers, with State Street acting as the Fund’s lending agent. The Fund earns negotiated lenders’ fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio. The Funds monitor the market value of securities loaned on a daily basis and require collateral in an amount at least equal to the value of the securities loaned. The value of loaned securities and related collateral outstanding at December 31, 2008 is shown in the Schedules of Investments and in the Statements of Assets and Liabilities.

Income from loaned securities on the Statements of Operations is net of fees earned by State Street for its services.

Real Estate Investment Trusts (“REITs”)

There are certain additional risks involved in investing in REIT’s. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. For Funds that invest primarily in real estate securities, the net asset value per share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries. Dividend income is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Gains and losses on sales of securities are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method, except the Cash Reserve Fund, which recognizes discount and premium on a straight-line basis. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the High Yield Bond Fund and the Institutional Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Diversified Equity Fund, the Equity Fund, the Focus Fund, the Growth Opportunities Fund, the Balanced Fund, the Institutional Equity Fund, the Institutional Small Cap Value Fund and the Institutional Diversified Equity Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

The tax character of distributions paid to shareholders during December 31, 2008 and 2007 was as follows:

	2008				2007
Fund	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total	Ordinary Income	Long- Term Capital Gain	Return of Capital	Total
Diversified Equity Fund	$1,198	$4,681	$—	$5,879	$26	$8,118	$—	$8,144
Equity Fund	1,762	7,039	—	8,801	—	13,873	—	13,873
Focus Fund	982	1,267	—	2,249	—	38	—	38
Growth Opportunities Fund	—	—	—	—	—	6,662	—	6,662
Balanced Fund	7,031	9,871	410	17,312	6,341	16,991	—	23,332
High Yield Bond Fund	4,297	—	—	4,297	7,142	—	—	7,142
Cash Reserve Fund	2,127	—	—	2,127	4,196	—	—	4,196
Institutional Bond Fund	55	—	—	55	55	—	—	55
Institutional Equity Fund	734	152	—	886	96	4,056	—	4,152
Institutional Small Cap Value Fund	153	55	—	208	39	56	—	95
Institutional Diversified Equity Fund	5	21	—	26	3	29	—	32

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

As of December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)**
Diversified Equity Fund	$62	$(3,176)	$(60,381)	$(63,495)
Equity Fund	875	(133,621)	(203,511)	(336,257)
Focus Fund	—	(4,494)	(13,000)	(17,494)
Growth Opportunities Fund	—	(13,719)	(17,821)	(31,540)
Balanced Fund	—	(5,032)	(58,435)	(63,467)
High Yield Bond Fund	59	(28,476)	(11,356)	(39,773)
Cash Reserve Fund	—	(2)	—	(2)
Institutional Bond Fund	—	(59)	(25)	(84)
Institutional Equity Fund	126	(14,285)	(27,451)	(41,610)
Institutional Small Cap Value Fund	8	(5,019)	(1,063)	(6,074)
Institutional Diversified Equity Fund	—	(7)	(118)	(125)

* Differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital and distributions from real estate investment trusts.

**As of December 31, 2008, no Fund had an Undistributed Long Term Capital Gain.

The following Funds have capital loss carryforwards which are available to affect future realized capital gains through the periods listed:

Fund	Expiring December 2009	Expiring December 2010	Expiring December 2011	Expiring December 2012
Diversified Equity Fund	$—	$—	$—	$—
Equity Fund	—	—	—	—
Focus Fund	—	—	—	—
Growth Opportunities Fund	—	—	—	—
Balanced Fund	—	—	—	—
High Yield Bond Fund	2,692	17,819	—	—
Cash Reserve Fund	—	—	—	—
Institutional Bond Fund	—	—	—	—
Institutional Equity Fund	—	—	—	—
Institutional Small Cap Value Fund	—	—	—	—
Institutional Diversified Equity Fund	—	—	—	—

Fund	Expiring December 2013	Expiring December 2014	Expiring December 2015	Expiring December 2016
Diversified Equity Fund	$—	$—	$—	$—
Equity Fund	—	—	—	72,431
Focus Fund	—	—	—	2,363
Growth Opportunities Fund	—	—	—	11,348
Balanced Fund	—	—	—	—
High Yield Bond Fund	—	—	441	6,195
Cash Reserve Fund	—	—	—	2
Institutional Bond Fund	6	19	7	17
Institutional Equity Fund	—	—	—	8,387
Institutional Small Cap Value Fund	—	—	—	4,025
Institutional Diversified Equity Fund	—	—	—	—

From November 1, 2008 to December 31, 2008, the following Funds realized capital losses. As permitted by tax regulations, the Funds have elected to defer these losses and treat them as arising in the year ending December 31, 2009.

Diversified Equity Fund	$3,176
Equity Fund	61,190
Focus Fund	2,131
Growth Opportunities Fund	2,371
Balanced Fund	5,032
High Yield Bond Fund	1,329
Cash Reserve Fund	—
Institutional Bond Fund	10
Institutional Equity Fund	5,898
Institutional Small Cap Value Fund	994
Institutional Diversified Equity Fund	7

Temporary Guarantee Program

The Transamerica Premier Cash Reserve Fund has enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Program”). Under the Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee. If a Fund shareholder closes his or her Fund account, any future investment in the Fund will not be guaranteed.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial period of the Program covered a three month period from September 19, 2008 to December 18, 2008. On November 24, 2008, the Treasury Department announced an extension of the Program from December 19, 2008 through April 30, 2009 (the “Program Extension Period”). On December 5, 2008, the Board of Directors of the Fund elected to participate in the Program Extension Period. The Program may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board will consider whether to continue to participate. The Fund has paid to the Treasury a fee of 0.01% of its net assets as of September 19, 2008 to participate in the initial three month period of the Program and a fee of 0.015% of its net assets as of September 19, 2008 to participate in the Program Extension Period.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008

(all amounts in thousands)

NOTE 1. (continued)

These expenses are borne by the Fund without regard to any expense limitation agreement in effect for the Fund. Participation in any extension of the Program would require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program.

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no federal income or excise tax provision is required to be paid by the Funds.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for items such as deferral of wash sales, return of capital, distributions from real estate investment trusts, premium amortization, net operating losses, capital loss carryforwards, and tax character of distributions paid. Permanent items identified in the year ended December 31, 2008, have been reclassified among components of net assets as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-in Capital
Diversified Equity Fund	$(423)	$423	$—
Equity Fund	—	2	(2)
Focus Fund	392	(452)	60
Growth Opportunities Fund	561	19	(580)
Balanced Fund	(811)	510	301
High Yield Bond Fund	144	(165)	21
Cash Reserve Fund	—	—	—
Institutional Bond Fund	1	(2)	1
Institutional Equity Fund	—	—	—
Institutional Small Cap Value Fund	(18)	17	1
Institutional Diversified Equity Fund	1	(1)	—

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has an Investment Advisory Agreement on behalf of each Fund (the “Agreement”) with TAM, an affiliate of AEGON N.V., a Netherlands corporation. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE).

Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. For its services to the Funds, TAM receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the following Funds are:

Fund	Advisory Fee Rate
Diversified Equity Fund *
First $1 billion	0.75%
Over $1 billion up to $2 billion	0.72
Over $2 billion	0.70
Equity Fund *
First $1 billion	0.85
Over $1 billion up to $2 billion	0.82
Over $2 billion	0.80
Focus Fund *
First $1 billion	0.85
Over $1 billion up to $2 billion	0.82
Over $2 billion	0.80
Growth Opportunities Fund *
First $1 billion	0.85
Over $1 billion up to $2 billion	0.82
Over $2 billion	0.80
Balanced Fund *
First $1 billion	0.75
Over $1 billion up to $2 billion	0.72
Over $2 billion	0.70
High Yield Bond Fund	0.53
Cash Reserve Fund	0.33
Institutional Bond Fund	0.43
Institutional Equity Fund	0.73
Institutional Small Cap Value Fund	0.83
Institutional Diversified Equity Fund	0.73

* Effective 3/1/2008.

See the Funds’ prospectuses for additional information.

TAM has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or nonrecurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund.

These waivers and subsidies may be terminated at any time without notice.

The specified percentages are as follows:

Fund	Investor Class	Institutional Class
Diversified Equity Fund	1.15%	—
Equity Fund	1.15%	—
Focus Fund	1.40%	—
Growth Opportunities Fund	1.40%	—
Balanced Fund	1.10%	—
High Yield Bond Fund	0.90%	0.65%
Cash Reserve Fund	0.25%	—
Institutional Bond Fund	—	0.45%
Institutional Equity Fund	—	0.75%
Institutional Small Cap Value Fund	—	0.85%
Institutional Diversified Equity Fund	—	0.75%

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008

(all amounts in thousands)

NOTE 2. (continued)

Prior to March 1, 2008, the Focus and Growth Opportunities Funds paid 0.60% of the average daily net assets of each Fund.  Additionally, TAM was entitled to be paid by the Equity Fund, Diversified Equity Fund, and Balanced Fund an annual advisory fee, which are accrued daily and paid monthly based on average net assets (“ANA”), which may vary between a minimum fee and a maximum fee as follows:

Fund	Minimum Fee	Maximum Fee
Diversified Equity Fund	0.50% of ANA	0.75% of the first $1 billion of ANA 0.72% of the next $1 billion of ANA 0.70% of ANA over $2 billion
Equity Fund	0.50% of ANA	0.85% of the first $1 billion of ANA 0.82% of the next $1 billion of ANA 0.80% of ANA over $2 billion
Balanced Fund	0.50% of ANA	0.75% of the first $1 billion of ANA 0.72% of the next $1 billion of ANA 0.70% of ANA over $2 billion

If payment of the maximum fee would result in a Fund’s annualized operating expenses in any month to exceed the applicable contractual expense limitation (“Expense Cap”) (shown below), the advisory fee payable to TAM will reduce from the maximum fee, but not below the minimum fee, in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the minimum fee would result in Fund operating expenses exceeding the Expense Cap, TAM and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap.

The above Funds are subject to an Expense Cap applicable to each Fund’s annual total operating expenses as follows:

Fund	Expense Caps
Equity Fund	1.15%
Diversified Equity Fund	1.15%
Balanced Fund	1.10%

The actual advisory fees paid for the year ended December 31, 2008 are as follows:

Fund	Advisory Fees
Equity Fund	0.83%
Diversified Equity Fund	0.72%
Balanced Fund	0.72%

Transamerica Fund Services, Inc. (“TFS”) serves as administrator and transfer agent to the Funds. Transfer agent fees paid to TFS on behalf of the Funds for the year ended December 31, 2008 can be found in the Statement of Operations.

TFS is also an affiliate of AEGON N.V.

The Company entered into an Administrative Services Agreement with TFS for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support and other legal matters. The Company pays TFS the greater of an annual fee of 0.02% of average net assets of the Funds, or $385 allocated based pro rata on the average net assets of the Funds.

Transamerica Capital, Inc. (“TCI”) is the principal underwriter and distributor of the shares for each of the Funds. TCI is an affiliate of AEGON N.V.

Certain directors and officers of the Funds are also directors and officers of TAM, TFS, and TCI.

The aggregate fee expensed to all directors who are not affiliated persons of TAM for the year ended December 31, 2008 can be found in the Statements of Operations.

As of December 31, 2008, TAM and its affiliates held the following percentages of outstanding shares:

Fund	Outstanding Shares %
Diversified Equity Fund	3%
Equity Fund	1%
Focus Fund	21%
Growth Opportunities Fund	18%
Balanced Fund	7%
High Yield Bond Fund	—
Cash Reserve Fund	14%
Institutional Bond Fund	100%
Institutional Equity Fund	—
Institutional Small Cap Value Fund	11%
Institutional Diversified Equity Fund	100%

Deferred Compensation Plan

Each eligible independent Fund Director may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, including the Funds, or investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica Funds. The pro rata liability to the Funds of all deferred fees in the Plan as of December 31, 2008, amounted to the following:

Fund	Expenses
Diversified Equity Fund	$1
Equity Fund	2
Focus Fund	—	*
Growth Opportunities Fund	—	*
Balanced Fund	1
High Yield Bond Fund	—	*
Cash Reserve Fund	—	*
Institutional Bond Fund	—	*
Institutional Equity Fund	—	*
Institutional Small Cap Value Fund	—	*
Institutional Diversified Equity Fund	—	*

*Amount rounds to less than $1.

NOTE 3.  DISTRIBUTION PLANS

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Cash Reserve Fund. On November 1, 1997, Transamerica Securities Sales Corporation (“TSSC”) and subsequently TCI agreed to waive the distribution fees until at least April 30, 2009 for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice after April 30, 2009. For the Institutional Shares, there is no annual 12b-1 distribution fee. This fee is paid to securities dealers and financial intermediaries for providing personal services and account maintenance for their customers who hold such shares.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008

(all amounts in thousands)

NOTE 4.  SECURITY TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2008 was as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales
Diversified Equity Fund	$127,987	$—	$108,264	$—
Equity Fund	410,229	—	419,188	—
Focus Fund	42,908	—	55,843	—
Growth Opportunities Fund	60,263	—	70,580	—
Balanced Fund	200,592	63,068	246,055	43,556
High Yield Bond Fund	37,464	—	46,784	—
Institutional Bond Fund	853	461	953	286
Institutional Equity Fund	66,908	—	33,946	—
Institutional Small Cap Value Fund	17,320	—	8,290	—
Institutional Diversified Equity Fund	298	—	267	—

NOTE 5.  CAPITAL STOCK TRANSACTIONS

At December 31, 2008, there were 1.04 billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the years and class indicated.

The Diversified Equity Fund, Equity Fund, Focus Fund, and Growth Opportunities Fund have a short-term redemption fee in the Investor Class. Shares of these funds purchased on or after October 1, 2003 that are sold or exchanged within 90 days of the purchase are assessed a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fees are included as a reduction to the amount of capital stock redeemed in the tables below. Due to the risk that the Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Diversified Equity Fund	Authorized Shares 50,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	4,769	$62,498	5,364	$86,550
Capital stock issued upon reinvestment of dividends and distributions	388	3,738	327	5,669
Capital stock redeemed	(3,147)	(42,251)	(1,880)	(30,363)
Redemption fees	N/A	6	N/A	6
Net increase	2,010	$23,991	3,811	$61,862

Equity Fund	Authorized Shares 70,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	21,310	$452,101	23,650	$571,749
Capital stock issued upon reinvestment of dividends and distributions	629	8,591	521	13,481
Capital stock redeemed	(26,291)	(484,339)	(8,641)	(207,949)
Redemption fees	N/A	137	N/A	136
Net increase (decrease)	(4,352)	$(23,510)	15,530	$377,417

Focus Fund	Authorized Shares 60,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	274	$5,204	493	$10,952
Capital stock issued upon reinvestment of dividends and distributions	170	2,226	2	38
Capital stock redeemed	(649)	(11,740)	(898)	(19,038)
Redemption fees	N/A	6	N/A	21
Net decrease	(205)	$(4,304)	(403)	$(8,027)

Growth Opportunities Fund	Authorized Shares 60,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	429	$9,811	773	$20,943
Capital stock issued upon reinvestment of dividends and distributions	N/A	N/A	237	6,608
Capital stock redeemed	(968)	(21,356)	(1,308)	(33,962)
Redemption fees	N/A	19	N/A	5
Net decrease	(539)	$(11,526)	(298)	$(6,406)

Balanced Fund	Authorized Shares 60,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	2,449	$58,202	3,804	$101,750
Capital stock issued upon reinvestment of dividends and distributions	1,025	17,266	849	23,224
Capital stock redeemed	(4,548)	(98,887)	(2,067)	(55,449)
Redemption fees	N/A	—	N/A	—
Net increase (decrease)	(1,074)	$(23,419)	2,586	$69,525

High Yield Bond Fund	Authorized Shares 50,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	405	$2,637	869	$6,742
Capital stock issued upon reinvestment of dividends and distributions	512	3,216	829	6,381
Capital stock redeemed	(2,228)	(15,126)	(8,600)	(65,637)
Redemption fees	N/A	—	N/A	—
Net decrease	(1,311)	$(9,273)	(6,902)	$(52,514)

	Year Ended December 31, 2008		Year Ended December 31, 2007
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	5,708	$39,338	1,884	$14,476
Capital stock issued upon reinvestment of dividends and distributions	153	1,006	88	686
Capital stock redeemed	(5,766)	(39,095)	(2,945)	(22,912)
Redemption fees	N/A	—	N/A	—
Net increase (decrease)	95	$1,249	(973)	$(7,750)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008

(all amounts in thousands)

NOTE 5. (continued)

Cash Reserve Fund	Authorized Shares 510,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Investor Class	Shares	Amount	Shares	Amount
Capital stock sold	41,721	$41,721	66,518	$66,518
Capital stock issued upon reinvestment of dividends and distributions	2,078	2,078	4,108	4,108
Capital stock redeemed	(63,629)	(63,629)	(54,043)	(54,043)
Redemption fees	N/A	—	N/A	—
Net increase (decrease)	(19,830)	$(19,830)	16,583	$16,583

Institutional Bond Fund	Authorized Shares 50,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	—	$—	59	$551
Capital stock issued upon reinvestment of dividends and distributions	5	54	6	55
Capital stock redeemed	—	—	(60)	(559)
Redemption fees	N/A	—	N/A	—
Net increase	5	$54	5	$47

Institutional Equity Fund	Authorized Shares 30,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	6,435	$69,905	3,569	$47,757
Capital stock issued upon reinvestment of dividends and distributions	98	715	279	3,797
Capital stock redeemed	(4,072)	(38,269)	(1,332)	(17,269)
Redemption fees	N/A	—	N/A	—
Net increase	2,461	$32,351	2,516	$34,285

Institutional Small Cap Value Fund	Authorized Shares 50,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	1,129	$18,008	124	$2,092
Capital stock issued upon reinvestment of dividends and distributions	19	171	6	95
Capital stock redeemed	(802)	(9,758)	(2)	(36)
Redemption fees	N/A	—	N/A	—
Net increase	346	$8,421	128	$2,151

Institutional Diversified Equity	Authorized Shares 50,000

	Year Ended December 31, 2008		Year Ended December 31, 2007
Institutional Class	Shares	Amount	Shares	Amount
Capital stock sold	1	$2	—	—
Capital stock issued upon reinvestment of dividends and distributions	3	26	2	32
Capital stock redeemed	—	—	—	—
Redemption fees	N/A	—	N/A	—
Net increase	4	$28	2	$32

NOTE 6.  ACCOUNTING PRONOUNCEMENTS

In March 2008 the FASB issued its new Standard No. 161, “Disclosure About Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requries enhanced disclsoures about a Fund’s deriative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 was effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.

Implementation of FIN 48 requires Company management to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states.  Open tax years are those that are open for exam by taxing authorities (i.e. the last three tax year ends, and the interim tax period since then).  The Company has had no examinations in progress and none are expected at this time.

As of December 31, 2008, management has reviewed all open tax years and major jurisdictions and concluded the adoption of FIN 48 resulted in no impact to any Fund’s net assets or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.  The Company is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SUPPLEMENTAL TAX INFORMATION (unaudited)

For dividends paid during the year ended December 31, 2008, the Funds have designated the following percentages as qualified income:

Fund	Qualified Dividend Income %
Diversified Equity Fund	100%
Balanced Fund	57%
Equity Fund	100%
Institutional Equity Fund	100%
Institutional Small Cap Value Fund	43%
Institutional Diversified Equity Fund	100%

The percentage of ordinary dividends received during the year ended December 31, 2008 that qualify for the corporate dividend received deduction for the Funds were as follows:

Fund	Dividends Received Deduction %
Diversified Equity Fund	100%
Balanced Fund	52%
Equity Fund	100%
Institutional Equity Fund	100%
Institutional Small Cap Value Fund	32%
Institutional Diversified Equity Fund	100%

To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during the year ended December 31, 2008 by the percentage noted above.

For tax purposes, the following Funds have made Long-Term Capital Gain Designations for the year ended December 31, 2008:

Fund	Long-Term Capital Gain Designations
Diversified Equity Fund	$4,681
Balanced Fund	9,871
Equity Fund	7,039
Focus Fund	1,267
Institutional Equity Fund	152
Institutional Small Cap Value Fund	55
Institutional Diversified Equity Fund	21

BOARD MEMBERS AND OFFICERS

(unaudited)

The Company is governed by a Board of Directors. Subject to the supervision of the Board of Directors, the assets of each portfolio are managed by an investment adviser and sub-adviser, and the respective portfolio managers. The Board of Directors is responsible for managing the business and affairs of the Company and oversees the operation of the Company by its officers. It also reviews the management of the portfolios’ assets by the investment adviser and sub-adviser. The Company’s portfolios are among the funds advised and sponsored by Transamerica Asset Management, Inc. (“TAM”) (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 176 portfolios.

The mailing address of each Board Member and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.  Information about Directors (also referred to as “Board Members”) and Officers of the Company is as follows:

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2003

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), TII;

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2000 – present), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2001 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 –present);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

				176	N/A

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2003	Retired, KPMG (1999 – present); and Board Member, TII (2003 – present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).	176	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2008

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); TII (2008 – present);

Owner and President, Prestige Automotive Group (2001 – 2005);

President, L. J. Hill & Company (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				176	N/A

Neal M. Jewell (1935)	Board Member	Since 2008	Retired (2004 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).	176	N/A

Russell A. Kimball, Jr. (1944)	Board Member	Since 2008	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds and TIS (2002 – present); TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – present).	176	N/A

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

Eugene M. Mannella (1954)	Board Member	Since 2008	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008– present); Self-employed consultant (2006– present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998– 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1994– present); Board Member, Transamerica Funds, TIS and TST (2007– present); Board Member, TII (2008– present); and President, International Fund Services (alternative asset administration) (1993– 2005).	176	N/A

Norman R. Nielsen (1939)	Board Member	Since 2008	Retired (2005– present); Board Member, Transamerica Funds, TST and TIS (2006– present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007– present); Board Member, TII (2008– present); Director, Iowa Health Systems (1994– 2003); Director, Iowa Student Loan Service Corporation (2006– present); Director, League for Innovation in the Community Colleges (1985– 2005); Director, U.S. Bank (1987– 2006); and President, Kirkwood Community College (1985– 2005).	176	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2008	Retired (2004– present); Board Member, TPFG, TPFG II and TAAVF (1993– present); Board Member, TPP (2002– present); Board Member, Transamerica Funds, TST and TIS (2007– present); Board Member, TII (2008– present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996– 2004).	176	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

Patricia L. Sawyer (1950)	Board Member	Since 2008	Retired (2007– present); President/Founder, Smith & Sawyer LLC (management consulting) (1989– 2007); Board Member, Transamerica Funds and TST (2007– present); Board Member, TIS (2007– present); Board Member, TII (2008– present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993– present); Vice President, American Express (1987– 1989); Vice President, The Equitable (1986– 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982– 1986).	176	N/A

John W. Waechter (1952)	Board Member	Since 2008	Attorney, Englander & Fischer, P.A. (2008– present); Retired (2004– 2008); Board Member, TST and TIS (2004– present); Board Member, Transamerica Funds (2005– present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007– present); Board Member, TII (2008– present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979– 2004); and Treasurer, The Hough Group of Funds (1993– 2004).	176	N/A

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the by-laws.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Company because of his employment with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as that term is defined under the 1940 Act) of the Company.

OFFICERS

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2003	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, TII,

Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, Transamerica Capital, Inc. (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer,

Transamerica Funds, TST, TIS and TII (2007 – present);

Vice President (2007 – present), Treasurer and Principal

Financial Officer (2001 – present), TPP, TPFG, TPFG II and

TAAVF;

Senior Vice President, TAM and TFS (2007 – present);

Senior Vice President (2008 – present), Vice President (2001 –2008); Diversified Investment Advisors, Inc. (“DIA”);

Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present);

Director, Transamerica Financial Life Insurance Company

(“TFLIC”) (2004 – present); and

Treasurer, Diversified Actuarial Services, Inc. (2002 – present).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Rick B. Resnik (1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2008

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998 – present);

Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (2008 – present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (2008 – present);

Senior Vice President and Chief Compliance Officer, TAM (2008 – present);

Senior Vice President, TFS (2008 – present);

Director (2000 – present), Vice President and Chief Compliance Officer (1997 – present), DISC; and

Assistant Vice President, TFLIC (1999 – present).

Robert A. DeVault Jr. (1965)	Assistant Treasurer	Since 2009

Assistant Treasurer, Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 – present); and

Assistant Vice President, (2007 - present), Manager, Fund Administration (2002 – 2007), TFS.

Suzanne Valerio- Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Vice President, DIA (1998 – present).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 – present);

Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 –2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 – present);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008

Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

*	Elected and serves at the pleasure of the Board of the Company. If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising, respectively,  Transamerica Premier Diversified Equity Fund, Transamerica Premier Equity Fund, Transamerica Premier Focus Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Institutional Bond Fund, Transamerica Premier Institutional Equity Fund, Transamerica Premier Institutional Small Cap Value Fund and Transamerica Premier Institutional Diversified Equity Fund) (the “Funds”), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned eleven Funds of Transamerica Investors, Inc., at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California

February 24, 2009

Transamerica Premier Funds

Investment Adviser

Transamerica Asset Management, Inc.

570 Carillon Parkway

St. Petersburg, FL 33716

Distributor

Transamerica Capital, Inc.

4600 South Syracuse Street

Denver, CO 80237

Custodian

State Street Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

Transamerica Fund Services, Inc.

570 Carillon Parkway

St. Petersburg, Florida 33716

PROXY VOTING POLICIES AND PROCEDURES

A description of the Transamerica Premier Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-892-7587 (toll free) or on the Securities and Exchange Commission (SEC) website www.sec.gov.

In addition, the Funds are required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Every year, we send shareholders informative materials such as the Transamerica Premier Funds Annual Report, the Transamerica Premier Funds Prospectus, and other required documents that keep you informed regarding your funds.

Transamerica Premier Funds will only send one piece per mailing address, a method that saves your funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Premier Funds Customer Service Representative, toll free, at 1-800-892-7587, 8:00 a.m. to 7:00 p.m. Eastern Time, Monday – Friday. Your request will take effect within 30 days.

Transamerica Fund Services, Inc.

P.O. BOX 219427

Kansas City, MO 64121-9427

This report must be preceded or accompanied by a current prospectus that contains complete information about Transamerica Premier Funds including charges and expenses and other important facts. Investors should carefully consider their investment objectives and risks, along with a product’s charges and expenses, before investing. Please read the prospectus carefully before investing

This report is for the information of the shareholders of Transamerica Premier Funds.

Transamerica Capital, Inc., Distributor

1-800-89-ASK-US (1-800-892-7587)

www.transamericafunds.com

e-mail: PremierFunds@Transamerica.com

TPF 577-0209

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable.

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Directors has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
(in thousands)		2007	2008

(a)	Audit Fees	$250	$264
(b)	Audit-related Fees (1)	$7	$10
(c)	Tax Fees (2)	$36	$67
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

(1)                      Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)                      Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)                      The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

The Registrant’s Nominating Committee’s provisions with respect to nominations of Trustees to its Board are as follows:

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.                                       Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.                                       The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•                                          The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

•                                          Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•                                          Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•                                          The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•                                          The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•                                          A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.                                       In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•                                          Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•                                          The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.                                       Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

•                                          the shareholder’s contact information;

•                                          the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•                                          all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934;

and

(1) Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

•                                          a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.                                       The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)  Not applicable.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Investors, Inc.
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: March 9, 2009

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer
Date: March 9, 2009

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer